                                                                    Exhibit 4.13


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                           DOMINION RESOURCES, INC.



                                      and



                        ______________________________,

                          As Purchase Contract Agent

                              ___________________

                          PURCHASE CONTRACT AGREEMENT


                     Dated as of _______________, 20_____



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                               TABLE OF CONTENTS

                                                                                                             Page
                                                   ARTICLE I

                            Definitions and Other Provisions of General Applications

Section 1.1.   Definitions................................................................................     1
Section 1.2.   Compliance Certificates and Opinions.......................................................    11
Section 1.3.   Form of Documents Delivered to Purchase Contract Agent.....................................    11
Section 1.4.   Acts of Holders; Record Dates..............................................................    12
Section 1.5.   Notices....................................................................................    13
Section 1.6.   Notice to Holders; Waiver..................................................................    14
Section 1.7.   Effect of Headings and Table of Contents...................................................    14
Section 1.8.   Successors and Assigns.....................................................................    14
Section 1.9.   Separability Clause........................................................................    15
Section 1.10.  Benefits of Agreement......................................................................    15
Section 1.11.  Governing Law..............................................................................    15
Section 1.12.  Legal Holidays.............................................................................    15
Section 1.13.  Counterparts...............................................................................    15
Section 1.14.  Inspection of Agreement....................................................................    15

                                                   ARTICLE II

                                               Certificate Forms

Section 2.1.   Forms of Certificates Generally............................................................    16
Section 2.2.   Form of Purchase Contract Agent's Certificate of Authentication............................    17

                                                  ARTICLE III

                                                 The Securities

Section 3.1.   Amount; Form and Denominations.............................................................    17
Section 3.2.   Rights and Obligations Evidenced by the Certificates.......................................    17
Section 3.3.   Execution, Authentication, Delivery and Dating.............................................    18
Section 3.4.   Temporary Certificates.....................................................................    19
Section 3.5.   Registration; Registration of Transfer and Exchange........................................    19
Section 3.6.   Book-Entry Interests.......................................................................    21
Section 3.7.   Notices to Holders.........................................................................    21
Section 3.8.   Appointment of Successor Clearing Agency...................................................    21
Section 3.9.   Definitive Certificates....................................................................    21
Section 3.10.  Mutilated, Destroyed, Lost and Stolen Certificates.........................................    22

Section 3.11.  Persons Deemed Owners......................................................................    23
Section 3.12.  Cancellation...............................................................................    24
Section 3.13.  Creation of Treasury Stock Purchase Units by Substitution of Treasury Securities...........    24
Section 3.14.  Reestablishment of Corporate Stock Purchase Units..........................................    25
Section 3.15.  Transfer of Collateral upon Occurrence of Termination Event................................    26
Section 3.16.  No Consent to Assumption...................................................................    27

                                                   ARTICLE IV

                                                The Senior Notes

Section 4.1.   Interest Payments; Rights to Interest Preserved............................................    27
Section 4.2.   Interest Rate Reset........................................................................    28
Section 4.3.   Notice and Voting..........................................................................    28

                                                   ARTICLE V

                                             The Purchase Contracts

Section 5.1.   Purchase of Shares of Common Stock.........................................................    29
Section 5.2.   Contract Adjustment Payments...............................................................    31
Section 5.3.   [Intentionally omitted.]...................................................................    32
Section 5.4.   Payment of Purchase Price..................................................................    32
Section 5.5.   Issuance of Shares of Common Stock.........................................................    36
Section 5.6.   Adjustment of Settlement Rate..............................................................    37
Section 5.7.   Notice of Adjustments and Certain Other Events.............................................    43
Section 5.8.   Termination Event; Notice..................................................................    43
Section 5.9.   Early Settlement...........................................................................    44
Section 5.10.  No Fractional Shares.......................................................................    46
Section 5.11.  Charges and Taxes..........................................................................    46

                                                   ARTICLE VI

                                                    Remedies

Section 6.1.   Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase
               Shares of Common Stock.....................................................................    46
Section 6.2.   Restoration of Rights and Remedies.........................................................    47
Section 6.3.   Rights and Remedies Cumulative.............................................................    47
Section 6.4.   Delay or Omission Not Waiver...............................................................    47
Section 6.5.   Undertaking for Costs......................................................................    47
Section 6.6.   Waiver of Stay or Extension Laws...........................................................    48

                                                  ARTICLE VII

                                          The Purchase Contract Agent
Section 7.1.   Certain Duties and Responsibilities........................................................    48
Section 7.2.   Notice of Default..........................................................................    49
Section 7.3.   Certain Rights of Purchase Contract Agent..................................................    49
Section 7.4.   Not Responsible for Recitals or Issuance of Securities.....................................    50
Section 7.5.   May Hold Securities........................................................................    50
Section 7.6.   Money Held in Custody......................................................................    50
Section 7.7.   Compensation and Reimbursement.............................................................    51
Section 7.8.   Corporate Purchase Contract Agent Required; Eligibility....................................    51
Section 7.9.   Resignation and Removal; Appointment of Successor..........................................    51
Section 7.10.  Acceptance of Appointment by Successor.....................................................    53
Section 7.11.  Merger, Conversion, Consolidation or Succession to Business................................    53
Section 7.12.  Preservation of Information; Communications to Holders.....................................    53
Section 7.13.  No Obligations of Purchase Contract Agent..................................................    54
Section 7.14.  Tax Compliance.............................................................................    54

                                                  ARTICLE VIII

                                            Supplemental Agreements

Section 8.1.   Supplemental Agreements Without Consent of Holders.........................................    55
Section 8.2.   Supplemental Agreements With Consent of Holders............................................    55
Section 8.3.   Execution of Supplemental Agreements.......................................................    56
Section 8.4.   Effect of Supplemental Agreements..........................................................    56
Section 8.5.   Reference to Supplemental Agreements.......................................................    56

                                                   ARTICLE IX

                           Merger, Consolidation, Share Exchange, Sale or Conveyance

Section 9.1.   Covenant Not to Merge, Consolidate, Enter into a Share Exchange, Sell or Convey Property
               Except Under Certain Conditions............................................................    57
Section 9.2.   Rights and Duties of Successor Corporation.................................................    57
Section 9.3.   Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent..............    58

                                                   ARTICLE X

                                                   Covenants

Section 10.1.  Performance Under Purchase Contracts.......................................................    58

Section 10.2.  Maintenance of Office or Agency............................................................    58
Section 10.3.  Company to Reserve Common Stock............................................................    59
Section 10.4.  Covenants as to Common Stock...............................................................    58
Section 10.5.  Statements of Officers of the Company as to Default........................................    59
Section 10.6.  ERISA......................................................................................    59

                                   EXHIBITS

EXHIBIT A        Form of Corporate Stock Purchase Unit Certificate
EXHIBIT B        Form of Treasury Stock Purchase Unit Certificate
EXHIBIT C        Instruction to Purchase Contract Agent
EXHIBIT D        Notice from Purchase Contract Agent to Holders
                 (Transfer of Collateral upon Occurrence of a Termination Event)
EXHIBIT E        Notice to Settle by Cash
EXHIBIT F        Notice from Purchase Contract Agent to Collateral Agent and
                 Indenture Trustee
                 (Settlement of Purchase Contract through Remarketing)
EXHIBIT G        Notice from Holder to Indenture Trustee
                 (Election to Tender for Purchase Senior Notes in the
                 Remarketing)

          PURCHASE CONTRACT AGREEMENT, dated as of ___________, 20___, between DOMINION RESOURCES, INC., a Virginia corporation (the "Company"), and ______________________________, a New York banking corporation, acting as purchase contract agent for the Holders of Securities from time to time (the "Purchase Contract Agent").

                                    RECITALS

          The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Securities.

          All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done.

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE I

                       Definitions and Other Provisions
                            of General Applications

Section 1.1.  Definitions.

          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

          (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision;

          (d) the following terms have the meanings given to them in this
Section 1.1(d):

          "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Adjusted Contract Adjustment Payment Rate" means, with respect to any Reset Transaction, the rate per annum that is the arithmetic average of the rates quoted by two Reference Dealers selected by the Company as the rate at which Contract Adjustment Payments should accrue so that the fair market value, expressed in dollars, of a Corporate Stock Purchase Unit immediately after the later of (i) public announcement of such Reset Transaction or (ii) public announcement of a change in dividend policy in connection with such Reset Transaction will equal the average Trading Price of a Corporate Stock Purchase Unit for the 20 Trading Days immediately preceding the date of public announcement of such Reset Transaction; provided that the Adjusted Contract Adjustment Payment Rate shall not be less than ______% per annum.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Applicable Market Value" has the meaning set forth in Section 5.1.

          "applicants" has the meaning set forth in Section 7.12(b).

          "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

          "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

          "Board Resolution" means one or more resolutions of the Board of Directors, a copy of each of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

          "Book-Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 3.6.

          "Business Day" means any day other than (i) a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (ii) a day on which the Indenture Trustee is closed for business; provided that for purposes of the second paragraph of Section 1.12 only, the term "Business Day" shall also be deemed to exclude any day on which trading on the New York Stock Exchange, Inc. is closed or suspended.

          "Cash Settlement" has the meaning set forth in Section 5.4(a)(i).

          "Certificate" means a Corporate Stock Purchase Unit Certificate or a Treasury Stock Purchase Unit Certificate.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Securities.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Price" has the meaning set forth in Section 5.1.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collateral" has the meaning set forth in Section 1 of the Pledge Agreement.

          "Collateral Account" has the meaning set forth in Section 1 of the Pledge Agreement.

          "Collateral Agent" means ______________________________, as Collateral
Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

          "Collateral Substitution" has the meaning set forth in Section 3.13.

          "Common Stock" means the Common Stock, no par value per share, of the Company.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

          "Constituent Person" has the meaning set forth in Section 5.6(b).

          "Contract Adjustment Payments" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, equal to (a) if a Reset Transaction has not occurred, ______% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, the Adjusted Contract Adjustment Payment Rate related to such Reset Transaction until any succeeding Reset Transaction shall occur, in either case computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period for which such payments are calculated, on the basis of a 30-day month and (iii) for periods of less than a month, the actual number of days elapsed per 30-day month.

          "Corporate Stock Purchase Unit" means the collective rights and obligations of a Holder of a Corporate Stock Purchase Unit Certificate in respect of the Senior Notes, subject to the Pledge thereof, and the related Purchase Contract.

          "Corporate Stock Purchase Unit Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Corporate Stock Purchase Units specified on such certificate.

          "Corporate Stock Purchase Unit Register" and "Corporate Stock Purchase Unit Registrar" have the respective meanings specified in Section 3.5.

          "Corporate Trust Office" means the office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at ________________________________, Attention:____________.

          "Coupon Rate" means the percentage rate per annum at which each Senior Note will bear interest initially.

          "Current Market Price" has the meaning specified in Section 5.6(a)(8).

          "Depositary" means DTC until another Clearing Agency becomes its successor.

          "Dividend Yield" means, with respect to any security for any period, the dividends paid or proposed to be paid pursuant to an announced dividend policy on such security for such period divided by, if with respect to dividends paid on such security, the average Closing Price of such security during such period and, if with respect to dividends so proposed to be paid on such security, the Closing Price of such security on the effective date of the related Reset Transaction.

          "DTC" means The Depository Trust Company, the initial Clearing Agency.

          "Early Settlement" has the meaning set forth in Section 5.9(a).

          "Early Settlement Amount" has the meaning set forth in Section 5.9(a).

          "Early Settlement Date" has the meaning set forth in Section 5.9(a).

          "Early Settlement Rate" has the meaning set forth in Section 5.9(b).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

          "Expiration Date" has the meaning set forth in Section 1.4(e).

          "Expiration Time" has the meaning set forth in Section 5.6(a)(6).

          "Failed Remarketing" has the meaning set forth in Section 5.4(b).

          "Global Certificate" means a Certificate that evidences all or part of the Securities and is registered in the name of a Clearing Agency or a nominee thereof.

          "Holder" means, with respect to a Security, the Person in whose name the Security evidenced by a Corporate Stock Purchase Unit Certificate and/or a Treasury Stock Purchase Unit Certificate is registered in the related Corporate Stock Purchase Unit Register and/or the Treasury Stock Purchase Unit Register, as the case may be; provided, however, that in determining whether the Holders of the requisite number of Corporate Stock Purchase Units and/or Treasury Stock Purchase Units have Acted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder), if the Security remains in the form of one or more Global Certificates and if the Clearing Agency which is the holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Clearing Agency Participants to whose accounts the Securities are credited on the applicable record date, the term "Holder" shall mean such Clearing Agency Participant acting at the direction of the Beneficial Owners.

          "Indenture" means the Senior Indenture, dated as of June 1, 2000, between the Company and the Indenture Trustee, as amended and supplemented (including any provisions of the TIA that are deemed incorporated therein and including the Supplemental Indenture), pursuant to which the Senior Notes will be issued.

          "Indenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, as trustee under the Indenture, or any successor thereto.

          "Issuer Order" or "Issuer Request" means a written request or order signed in the name of the Company by (i) either its Chief Executive Officer, its President or one of its Vice Presidents and (ii) either its Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers, and delivered to the Purchase Contract Agent.

          "non-electing share" has the meaning set forth in Section 5.6(b).

          "NYSE" has the meaning set forth in Section 5.1.

          "Officers' Certificate" means a certificate signed by (i) either the Chief Executive Officer, the President or one of the Vice Presidents and (ii) either the Corporate Secretary or one of the Assistant Corporate Secretaries or the Treasurer or one of the Assistant Treasurers, of the Company, and delivered to the Purchase Contract Agent.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent.

          "Outstanding Securities" means, with respect to any Corporate Stock Purchase Units or Treasury Stock Purchase Units and as of the date of determination, all Corporate Stock Purchase Units or Treasury Stock Purchase Units evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

          (1) If a Termination Event has occurred, (i) Treasury Stock Purchase Units and (ii) Corporate Stock Purchase Units for which the underlying Senior Notes have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Corporate Stock Purchase Units;

          (2) Corporate Stock Purchase Units and Treasury Stock Purchase Units evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

          (3) Corporate Stock Purchase Units and Treasury Stock Purchase Units evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a bona fide purchaser in whose hands the Corporate Stock Purchase Units or Treasury Stock Purchase Units evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Corporate Stock Purchase Units or Treasury Stock Purchase Units have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Corporate Stock Purchase Units or Treasury Stock Purchase Units owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Securities, except that, in determining whether the Purchase Contract Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Corporate Stock Purchase Units or Treasury Stock Purchase Units which a Responsible Officer of the Purchase Contract Agent knows to be so owned shall be so disregarded. Corporate Stock Purchase Units or Treasury Stock Purchase Units so owned which have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Corporate Stock Purchase Units or Treasury Stock Purchase Units and that the pledgee is not the Company or any Affiliate of the Company.

          "Payment Date" means each ___________, ___________, ___________ and
___________, commencing ______________, 20___.

          "Permitted Investments" has the meaning set forth in Section 1 of the Pledge Agreement.

          "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

          "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

          "Pledge" means the pledge under the Pledge Agreement of the Senior Notes or the Treasury Securities, in each case constituting a part of the Securities.

          "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Securities.

          "Pledged Senior Notes" has the meaning set forth in Section 1 of the Pledge Agreement.

          "Pledged Treasury Securities" has the meaning set forth in Section 1 of the Pledge Agreement.

          "Predecessor Certificate" means a Predecessor Corporate Stock Purchase Unit Certificate or a Predecessor Treasury Stock Purchase Unit Certificate.

          "Predecessor Corporate Stock Purchase Unit Certificate" of any particular Corporate Stock Purchase Unit Certificate means every previous Corporate Stock Purchase Unit Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Corporate Stock Purchase Units evidenced thereby; and, for the purposes of this definition, any Corporate Stock Purchase Unit Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Corporate Stock Purchase Unit Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Corporate Stock Purchase Unit Certificate.

          "Predecessor Treasury Stock Purchase Unit Certificate" of any particular Treasury Stock Purchase Unit Certificate means every previous Treasury Stock Purchase Unit Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Stock Purchase Units evidenced thereby; and, for the purposes of this definition, any Treasury Stock Purchase Unit Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Stock Purchase Unit Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Stock Purchase Unit Certificate.

          "Proceeds" has the meaning set forth in Section 1 of the Pledge Agreement.

          "Purchase Contract" means, with respect to any Security, the contract forming a part of such Security and obligating the Company to (i) sell, and the Holder of such Security to purchase, shares of Common Stock and (ii) pay the Holder Contract Adjustment Payments in each case on the terms and subject to the conditions set forth in Article Five hereof.

          "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this instrument until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person.

          "Purchase Contract Settlement Date" means ________________, 20___.

          "Purchase Contract Settlement Fund" has the meaning set forth in
Section 5.5.

          "Purchase Price" has the meaning set forth in Section 5.1.

          "Purchased Shares" has the meaning set forth in Section 5.6(a)(6).

          "Record Date" for the Contract Adjustment Payments payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the fifteenth Business Day prior to such Payment Date.

          "Reference Dealer" means a dealer engaged in the trading of convertible securities.

          "Reference Price" has the meaning set forth in Section 5.1.

          "Register" means the Corporate Stock Purchase Unit Register and the Treasury Stock Purchase Unit Register.

          "Registrar" means the Corporate Stock Purchase Unit Registrar and the Treasury Stock Purchase Unit Registrar.

          "Remarketing" has the meaning set forth in the Supplemental Indenture.

          "Remarketing Agent" has the meaning set forth in Section 5.4(b).

          "Remarketing Agreement" means the Remarketing Agreement, dated as of the date hereof between the Company and the Remarketing Agent.

          "Remarketing Date" means the date, which is the third Business Day immediately preceding the Purchase Contract Settlement Date, on which the Reset Rate is determined pursuant to the Remarketing.

          "Remarketing Fee" has the meaning set forth in Section 5.4(b).

          "Reorganization Event" has the meaning set forth in Section 5.6(b).

          "Reset Rate" has the meaning set forth in the Supplemental Indenture.

          "Reset Transaction" means a merger, consolidation or statutory share exchange to which the Person that is the issuer of the shares of Common Stock for which the Purchase Contracts are then to be settled is a party, a sale of all or substantially all assets of such Person, a recapitalization of such Common Stock or a distribution described in Section 5.6(a)(4) by such Person and after the effective date of such transaction the Purchase Contracts are then to be settled for shares of common stock of a Person (i) which had a Dividend Yield for the four fiscal quarters immediately preceding the public announcement thereof which was, or (ii) that announces a dividend policy prior to the effective date thereof which policy, if implemented, would result in a Dividend Yield on such shares of Common Stock for the next four fiscal quarters which would be, more than ____ basis points higher than the Dividend Yield on the shares of Common Stock for which the Purchase Contracts are to be settled prior to such effective date for the four fiscal quarters immediately preceding such public announcement.

          "Responsible Officer," when used with respect to the Purchase Contract Agent, means any officer of the Purchase Contract Agent assigned by the Purchase Contract Agent to administer its corporate trust matters.

          "Securities Intermediary" means ______________________________, as
Securities Intermediary under the Pledge Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Securities Intermediary" shall mean such successor.

          "Security" means a Corporate Stock Purchase Unit or a Treasury Stock Purchase Unit, as the case may be.

          "Senior Notes" means the ______ Series __ ____% Senior Notes, due _________, 20___ to be issued by the Company under the Supplemental Indenture, each having a minimum denomination of $____ and bearing interest, payable on the Payment Dates, at the Coupon Rate to, but not including, the Purchase Contract Settlement Date and at the Reset Rate from and including the Purchase Contract Settlement Date. Any reference herein to "one Senior Note," "a Senior Note" or "the Senior Note" or any phrase herein having a similar meaning shall be a reference to a Senior Note in the principal amount of $____.

          "Settlement Rate" has the meaning specified in Section 5.1.

          "Stated Amount" means $_____ in cash.

          "Stated Maturity" means, with respect to the Senior Notes, ____________, 20___.

          "Stock Purchase Units" means the collective reference to the Corporate Stock Purchase Units and the Treasury Stock Purchase Units.

          "Supplemental Indenture" means the ___________ Supplemental Indenture, dated as of _________, 20____, between the Company and the Indenture Trustee, supplementing the Indenture.

          "Termination Date" means the date, if any, on which a Termination Event occurs.

          "Termination Event" means the occurrence of any of the following events:

          (1) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief with respect to the Company under the Bankruptcy Code or any other similar applicable Federal or State law, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

          (2) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and,

                                                                              10
     unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

          (3) at any time on or prior to the Purchase Contract Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation of the Company under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due.

          "Threshold Appreciation Price" has the meaning set forth in Section
5.1.

          "TIA" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

          "Trading Day" has the meaning set forth in Section 5.1.

          "Trading Price" of a security on any date of determination means:

          (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of a security (regular way) on the NYSE on such date,

          (2) if such security is not listed for trading on the NYSE on any such date, the closing sale price as reported in the composite transactions for the principal United States securities exchange on which such security is so listed,

          (3) if such security is not so listed on a United States national or regional securities exchange, the closing sale price as reported by the NASDAQ Stock Market,

          (4) if such security is not so reported, the price quoted by Interactive Data Corporation for such security or, if Interactive Data Corporation is not quoting such price, a similar quotation service selected by the Company,

          (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least two dealers recognized as market-makers for such security, or

          (6) if such security is not so quoted, the average of the last bid and ask prices for such security from a Reference Dealer.

          "Treasury Stock Purchase Unit" means, following the substitution of Treasury Securities for Senior Notes as collateral to secure a Holder's obligations under a Purchase Contract, the collective rights and obligations of a Holder of a Treasury Stock Purchase Unit Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

          "Treasury Stock Purchase Unit Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Stock Purchase Units specified on such certificate.

          "Treasury Stock Purchase Unit Register" and "Treasury Stock Purchase Unit Registrar" have the respective meanings set forth in Section 3.5.

          "Treasury Security" means a zero-coupon U.S. Treasury Security which has a principal amount at maturity of $1,000 and which matures on or prior to ______________, 20___.

          "Underwriters" means ______________________ and __________________ , collectively.

Section 1.2.  Compliance Certificates and Opinions.

          Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than pursuant to Section 10.5) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3.  Form of Documents Delivered to Purchase Contract Agent.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

Section 1.4.  Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.1) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

          (c) The ownership of Securities shall be proved by the Corporate Stock Purchase Unit Register or the Treasury Stock Purchase Unit Register, as the case may be.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

          (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this

Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Corporate Stock Purchase Units and the Outstanding Treasury Stock Purchase Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Corporate Stock Purchase Units or the Treasury Stock Purchase Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Securities in the manner set forth in Section 1.6.

          With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Section 1.5.  Notices.

          Any notice or communication is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Purchase Contract Agent only upon receipt thereof:

          If to the Purchase Contract Agent:

          ______________________________
          ______________________________
          ______________________________

          Telecopier No.: ______________
          Attention:____________________

          If to the Company:

          Dominion Resources, Inc.
          120 Tredegar Street

          Richmond, Virginia  23219
          Telecopier No.:_______________
          Attention:____________________

          If to the Collateral Agent and Securities Intermediary:

          ______________________________,
          ______________________________
          ______________________________
          Telecopier No.:_______________
          Attention:____________________

          If to the Indenture Trustee:

          The Chase Manhattan Bank

          ______________________________
          ______________________________
          Telecopier No.:_______________
          Attention:____________________

Section 1.6.  Notice to Holders; Waiver.

          Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the applicable Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

Section 1.7.  Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8.  Successors and Assigns.

          All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.9.   Separability Clause.

               In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1.10.  Benefits of Agreement.

               Nothing contained in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

Section 1.11.  Governing Law.

               This Agreement and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 1.12.  Legal Holidays.

               In any case where any Payment Date shall not be a Business Day, then (notwithstanding any other provision of this Agreement or the Corporate Stock Purchase Unit Certificates or the Treasury Stock Purchase Unit Certificates) Contract Adjustment Payments shall not be made on such date, but shall be made on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company or any Holder for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

               In any case where any Purchase Contract Settlement Date shall not be a Business Day, notwithstanding any other provision of this Agreement, the Corporate Stock Purchase Unit Certificates or the Treasury Stock Purchase Unit Certificates, Purchase Contracts shall not be performed on such date, but the Purchase Contracts shall be performed on the immediately following Business Day with the same force and effect as if performed on the Purchase Contract Settlement Date.

Section 1.13.  Counterparts.

               This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1.14.  Inspection of Agreement.

               A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

                                  ARTICLE II

                               Certificate Forms

Section 2.1.   Forms of Certificates Generally.

               The Corporate Stock Purchase Unit Certificates (including the form of Purchase Contract forming part of the Corporate Stock Purchase Units evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Stock Purchase Units are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Corporate Stock Purchase Unit Certificates, as evidenced by their execution of the Corporate Stock Purchase Unit Certificates.

               The definitive Corporate Stock Purchase Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Corporate Stock Purchase Units evidenced by such Corporate Stock Purchase Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

               The Treasury Stock Purchase Unit Certificates (including the form of Purchase Contracts forming part of the Treasury Stock Purchase Units evidenced thereby) shall be in substantially the form set forth in Exhibit B hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Treasury Stock Purchase Units may be listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Treasury Stock Purchase Unit Certificates, as evidenced by their execution of the Treasury Stock Purchase Unit Certificates.

               The definitive Treasury Stock Purchase Unit Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Treasury Stock Purchase Units evidenced by such Treasury Stock Purchase Unit Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

               Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

     "This Certificate is a Global Certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase

     Contract Agreement and no transfer of this Certificate (other than a transfer of this Certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

     Unless this Certificate is presented by an authorized representative of the Depositary for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein."

Section 2.2.   Form of Purchase Contract Agent's Certificate of Authentication.

               The form of the Purchase Contract Agent's certificate of authentication of the Corporate Stock Purchase Unit shall be in substantially the form set forth on the form of the Corporate Stock Purchase Unit Certificates.

               The form of the Purchase Contract Agent's certificate of authentication of the Treasury Stock Purchase Unit shall be in substantially the form set forth on the form of the Treasury Stock Purchase Unit Certificates.

                                  ARTICLE III

                                The Securities

Section 3.1.   Amount; Form and Denominations.

               The aggregate number of Securities evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to ______________, except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Section 3.4, 3.5, 3.10, 3.13, 3.14, 5.9 or 8.5.

               The Certificates shall be issuable only in registered form and only in denominations of a single Corporate Stock Purchase Unit or Treasury Stock Purchase Unit and any integral multiple thereof.

Section 3.2.   Rights and Obligations Evidenced by the Certificates.

               Each Corporate Stock Purchase Unit Certificate shall evidence the number of Corporate Stock Purchase Units specified therein, with each such Corporate Stock Purchase Unit representing (1) the ownership by the Holder thereof of a beneficial interest in one Senior Note, subject to the Pledge of such Senior Note by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent as attorney-in-fact for, and on behalf of, the Holder of each Corporate Stock Purchase Unit shall pledge, pursuant to the Pledge Agreement, the Senior Note, forming a part of such Corporate Stock Purchase Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such Senior Note for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Corporate Stock Purchase Unit Certificate to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

               Upon the formation of Treasury Stock Purchase Units pursuant to
Section 3.13, each Treasury Stock Purchase Unit Certificate shall evidence the number of Treasury Stock Purchase Units specified therein, with each such Treasury Stock Purchase Unit representing (1) the ownership by the Holder thereof of a __/__ undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contract shall not entitle the Holder of a Treasury Stock Purchase Unit Certificate to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

Section 3.3.   Execution, Authentication, Delivery and Dating.

               Subject to the provisions of Sections 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

               The Certificates shall be executed on behalf of the Company by
(i) either its Chief Executive Officer, its President or one of its Vice Presidents and (ii) either the Corporate Secretary or one of its Assistant Corporate Secretaries or its Treasurer or one of its Assistant Treasurers. The signature of any of these officers on the Certificates may be manual or facsimile.

               Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

               No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized officer of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized officer of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

               Each Certificate shall be dated the date of its authentication.

               No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

Section 3.4.   Temporary Certificates.

               Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Corporate Stock Purchase Units or Treasury Stock Purchase Units are or may be listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

               If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like aggregate number of Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, evidenced thereby as definitive Certificates.

Section 3.5.   Registration; Registration of Transfer and Exchange.

               The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Corporate Stock Purchase Unit Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Corporate Stock Purchase Unit Certificates and of transfers of Corporate Stock Purchase Unit Certificates (the Purchase Contract Agent, in such capacity, the "Corporate Stock Purchase Unit Registrar") and a register (the "Treasury Stock Purchase Unit Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of the Treasury Stock Purchase Unit Certificates and transfers of Treasury Stock Purchase Unit Certificates (the Purchase Contract Agent, in such capacity, the "Treasury Stock Purchase Unit Registrar").

          Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like aggregate number of Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be.

          At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

          All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same aggregate number of Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

          Every Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.4, 3.6 and 8.5 not involving any transfer.

          Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

          (1) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such other Certificate; or

               (2) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Senior Notes or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

Section 3.6.   Book-Entry Interests.

               The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. Such Global Certificate shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.9. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to
Section 3.9:

               (1) the provisions of this Section 3.6 shall be in full force and effect;

               (2) the Company shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including making Contract Adjustment Payments and receiving approvals, votes or consents hereunder) as the Holder of the Securities and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

               (3) to the extent that the provisions of this Section 3.6 conflict with any other provisions of this Agreement, the provisions of this Section 3.6 shall control; and

               (4) the rights of the Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants.

Section 3.7.   Notices to Holders.

               Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

Section 3.8.   Appointment of Successor Clearing Agency.

               If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities or ceases to be eligible as a "clearing agency" under the Exchange Act, the Company may, in its sole discretion, appoint a successor Clearing Agency with respect to the Securities.

Section 3.9.   Definitive Certificates.

               If:

               (1) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Securities or ceases to be eligible as a "clearing agency" under the Exchange Act and a successor Clearing Agency is not appointed by the Company pursuant to Section 3.8 within 90 days after the Company receives notice from the Clearing Agency of such election or becomes aware of such cessation; or

               (2) there shall have occurred and be continuing a default by the Company in respect of its obligations under one or more Purchase Contracts,

then upon surrender of the Global Certificates representing the Securities by the Clearing Agency, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Clearing Agency. The Company and the Purchase Contract Agent shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions.

Section 3.10.  Mutilated, Destroyed, Lost and Stolen Certificates.

               If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

               If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

               Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earlier of the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

               (1) if the Purchase Contract Settlement Date has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate; or

               (2) if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the Senior Notes or the Treasury Securities, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Article Five hereof.

               Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Purchase Contract Agent) connected therewith.

               Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

               The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

Section 3.11.  Persons Deemed Owners.

               Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Corporate Stock Purchase Units or Treasury Stock Purchase Units evidenced thereby, for the purpose of receiving interest payments on the Senior Notes, receiving Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any interest payments on the Senior Notes or the Contract Adjustment Payments payable in respect of the Purchase Contracts constituting a part of the Corporate Stock Purchase Units or Treasury Stock Purchase Units evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

               Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by any Clearing Agency (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Clearing Agency and owners of beneficial interests in such Global Certificate, the operation of customary practices governing the exercise of rights of such Clearing Agency (or its nominee) as Holder of such Global Certificate.

Section 3.12.  Cancellation.

               All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date, upon the transfer of Senior Notes or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement, or upon the registration of a transfer or exchange of a Security, or a Collateral Substitution or the reestablishment of Corporate Stock Purchase Units shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Purchase Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of by the Purchase Contract Agent in accordance with its customary procedures.

               If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

Section 3.13. Creation of Treasury Stock Purchase Units by Substitution of Treasury Securities.

               A Holder may separate the Senior Notes from the related Purchase Contracts in respect of such Holder's Corporate Stock Purchase Units by substituting for such Senior Notes Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of such Senior Notes (a "Collateral Substitution"), at any time from and after the date of this Agreement and on or prior to the seventh Business Day immediately preceding the Purchase Contract Settlement Date by:

               (1) depositing with the Securities Intermediary Treasury Securities having an aggregate principal amount at maturity equal to the aggregate principal amount of the Senior Notes comprising part of such Corporate Stock Purchase Units; and

               (2) transferring the related Corporate Stock Purchase Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, stating that the Holder has transferred the relevant amount of Treasury Securities to the Securities Intermediary and requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Senior Notes underlying such Corporate Stock Purchase Units, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit A to the Pledge Agreement.

Upon receipt of the Treasury Securities described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of such Senior Notes from the Pledge to the Purchase Contract Agent, free and clear of the Company's security interest therein, and the transfer of such Senior Notes to the Purchase Contract Agent on behalf of the Holder. Upon receipt thereof, the Purchase Contract Agent shall promptly:

               (i)   cancel the related Corporate Stock Purchase Units;

               (ii)  transfer the Senior Notes to the Holder; and

               (iii) authenticate, execute on behalf of such Holder and deliver a Treasury Stock Purchase Unit Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Corporate Stock Purchase Units.

               Holders who elect to separate the Senior Notes from the related Purchase Contracts and to substitute Treasury Securities for such Senior Notes shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

               Holders may make Collateral Substitutions only in integral multiples of ___ Corporate Stock Purchase Units.

               In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Corporate Stock Purchase Units or fails to deliver Corporate Stock Purchase Unit Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, the Senior Notes, constituting a part of such Corporate Stock Purchase Units, and any interest payments on such Senior Notes, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Corporate Stock Purchase Units are so transferred or the Corporate Stock Purchase Unit Certificates are so delivered, as the case may be, or, with respect to the Corporate Stock Purchase Unit Certificates, such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Corporate Stock Purchase Unit Certificates have been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

               Except as described in this Section 3.13, for so long as the Purchase Contract underlying a Corporate Stock Purchase Unit remains in effect, such Corporate Stock Purchase Units shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the Senior Note and the Purchase Contract comprising such Corporate Stock Purchase Unit may be acquired, and may be transferred and exchanged, only as a Corporate Stock Purchase Unit.

Section 3.14.  Reestablishment of Corporate Stock Purchase Units.

               A Holder of a Treasury Stock Purchase Unit may recreate Corporate Stock Purchase Units at any time on or prior to the seventh Business Day immediately preceding the Purchase Contract Settlement Date by:

               (1) depositing with the Securities Intermediary Senior Notes having an aggregate principal amount equal to the aggregate principal amount at maturity of the Treasury Securities comprising part of the Treasury Stock Purchase Units; and

               (2) transferring the related Treasury Stock Purchase Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of Senior Notes to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury Stock Purchase Units, whereupon the Purchase Contract Agent shall promptly give such instruction to the Collateral Agent, substantially in the form of Exhibit C to the Pledge Agreement.

Upon receipt of the Senior Notes described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of such Treasury Securities from the Pledge to the Purchase Contract Agent, free and clear of the Company's security interest therein, and the transfer of such Treasury Securities to the Purchase Contract Agent on behalf of the Holder. Upon receipt thereof, the Purchase Contract Agent shall promptly:

               (i)    cancel the related Treasury Stock Purchase Units;

               (ii)   transfer the Treasury Securities to the Holder; and

               (iii) authenticate, execute on behalf of such Holder and deliver a Corporate Stock Purchase Unit Certificate executed by the Company in accordance with Section 3.3 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Stock Purchase Unit.

               Holders who elect to recreate Corporate Stock Purchase Units shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

               Holders of Treasury Stock Purchase Units may reestablish Corporate Stock Purchase Units in integral multiples of ____ Treasury Stock Purchase Units for ____ Corporate Stock Purchase Units.

               Except as provided in this Section 3.14, for so long as the Purchase Contract underlying a Treasury Stock Purchase Unit remains in effect, such Treasury Stock Purchase Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Stock Purchase Units in respect of the __/__ of a Treasury Security and the Purchase Contract comprising such Treasury Stock Purchase Units may be acquired, and may be transferred and exchanged, only as a Treasury Stock Purchase Unit.

Section 3.15.  Transfer of Collateral upon Occurrence of Termination Event.

               Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of the Senior Notes or the Treasury Securities, as the case may be, underlying the Corporate Stock Purchase Units and the Treasury Stock Purchase Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Purchase Contract Agent shall request transfer instructions with respect to such Senior Notes or Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit D hereto, mailed to such Holder at its address as it appears in the Corporate Stock Purchase Unit Register or the Treasury Stock Purchase Unit Register, as the case may be.

               Upon book-entry transfer of the Corporate Stock Purchase Units or Treasury Stock Purchase Units or delivery of a Corporate Stock Purchase Unit Certificate or Treasury Stock Purchase Unit Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the Senior Notes or Treasury Securities, as the case may be, underlying such Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Corporate Stock Purchase Units or Treasury Stock Purchase Units fails to effect such transfer or delivery, the Senior Notes or Treasury Securities, as the case may be, underlying such Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and any interest thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier of:

               (1) such Corporate Stock Purchase Units or Treasury Stock Purchase Units are transferred or the Corporate Stock Purchase Unit Certificate or Treasury Stock Purchase Unit Certificate is surrendered or such Holder provides satisfactory evidence that such Corporate Stock Purchase Unit Certificate or Treasury Stock Purchase Unit Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

               (2) the expiration of the time period specified in the abandoned property laws of the relevant State.

Section 3.16.  No Consent to Assumption.

               Each Holder of a Security, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or federal law providing for reorganization or liquidation.

                                  ARTICLE IV

                               The Senior Notes

Section 4.1.   Interest Payments; Rights to Interest Preserved.

               An interest payment on any Senior Note which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Corporate Stock Purchase Unit Certificate (or one or more Predecessor Corporate Stock Purchase Unit Certificates) of which such Senior Note is a part is registered at the close of business on the Record Date for such Payment Date.

               Each Corporate Stock Purchase Unit Certificate evidencing the Senior Note delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Corporate Stock Purchase Unit Certificate shall carry the right to accrued and unpaid interest, and the right to accrue interest, which rights were carried by the Senior Note underlying such other Corporate Stock Purchase Unit Certificate.

               In the case of any Corporate Stock Purchase Unitswith respect to which Cash Settlement of the underlying Purchase Contract is effected on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date pursuant to prior notice, or with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and on or prior to the next succeeding Payment Date, the interest payment on the Senior Note underlying such Corporate Stock Purchase Unitsotherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement or Early Settlement or Collateral Substitution, and such interest payment shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Corporate Stock Purchase Unit Certificate (or one or more Predecessor Corporate Stock Purchase Unit Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Corporate Stock Purchase Unitswith respect to which Cash Settlement or Early Settlement of the underlying Purchase Contract is effected on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date or on an Early Settlement Date, as the case may be, or with respect to which a Collateral Substitution has been effected, interest payments on the related Senior Notes that would otherwise be payable after the Purchase Contract Settlement Date, Early Settlement Date or Collateral Substitution shall not be payable hereunder to the Holder of such Corporate Stock Purchase Units; provided, however, that to the extent that such Holder continues to hold the separated Senior Note that formerly comprised a part of such Holder's Corporate Stock Purchase Units, such Holder shall be entitled to receive the interest payments on such separated Senior Note, as provided in the Supplemental Indenture.

Section 4.2.   Interest Rate Reset.

               The applicable interest rate borne by the Senior Notes on and after the Purchase Contract Settlement Date shall be reset pursuant to the Remarketing on the third Business Day immediately preceding the Purchase Contract Settlement Date to a rate equal to the Reset Rate (such Reset Rate to be in effect on and after the Purchase Contract Settlement Date).

Section 4.3.   Notice and Voting.

               Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Senior Notes, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of Senior Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of Senior Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Holders of Corporate Stock Purchase Unitsa notice:

               (1) containing such information as is contained in the notice or solicitation;

               (2) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Senior Notes entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such Senior Notes underlying their Corporate Stock Purchase Units; and

               (3)  stating the manner in which such instructions may be given.

Upon the written request of the Holders of Corporate Stock Purchase Unitson such record date received by the Purchase Contract Agent at least six days prior to such meeting or by the expiration date of any such solicitation, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum principal amount of Senior Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of Corporate Stock Purchase Units, the Purchase Contract Agent shall abstain from voting the Senior Notes underlying such Corporate Stock Purchase Units. The Company hereby agrees, if applicable, to solicit Holders of Corporate Stock Purchase Unitsto timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such Senior Notes.

                                   ARTICLE V

                             The Purchase Contracts

Section 5.1.   Purchase of Shares of Common Stock.

               Each Purchase Contract shall, unless an Early Settlement has occurred in accordance with Section 5.9 hereof, obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

               (1) if the Applicable Market Value (as defined below) is equal to or greater than $_______ (the "Threshold Appreciation Price"), ________ shares of Common Stock per Purchase Contract;

               (2) if the Applicable Market Value is less than the Threshold Appreciation Price, but greater than $______ (the "Reference Price"), the number of shares of Common Stock having a value, based on the Applicable Market Value, equal to the Stated Amount; and

               (3) if the Applicable Market Value is less than or equal to the Reference Price, ___________ shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

               Promptly after the calculation of the Settlement Rate and the Applicable Market Value, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Settlement Rate and the Applicable Market Value shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

               As provided in Section 5.10, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

               The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

               The "Closing Price" per share of the Common Stock on any date of determination means:

               (1) the closing sale price (or, if no closing price is reported, the last reported sale price) per share of the Common Stock on the New York Stock Exchange (the "NYSE") on such date;

               (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

               (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

               (4) if the Common Stock is not so reported, the last quoted bid price per share for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

               (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices per share of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

               A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

               Each Holder of a Corporate Stock Purchase Unitsor a Treasury Stock Purchase Unit, by its acceptance thereof:

               (1) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in-fact (including the execution of Certificates on behalf of such Holder);

               (2)  agrees to be bound by the terms and provisions thereof;

               (3) covenants and agrees to perform its obligations under such Purchase Contracts;

               (4)  consents to the provisions hereof;

               (5) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement and the Pledge Agreement on its behalf as its attorney-in-fact; and

               (6) consents to and agrees to be bound by the Pledge of the Senior Notes or the Treasury Securities pursuant to the Pledge Agreement;

provided that upon a Termination Event, the rights of the Holder of such Security under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Corporate Stock Purchase Unitsor a Treasury Stock Purchase Unit, by its acceptance thereof, further covenants and agrees, that to the extent and in the manner provided in Section 5.4 and the Pledge Agreement, but subject to the terms thereof, Proceeds from the Remarketing of the Senior Notes or the Proceeds from the Treasury Securities at maturity on the Purchase Contract Settlement Date, as the case may be, shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

               Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement, the Purchase Contracts underlying such Certificate and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificates so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

Section 5.2.   Contract Adjustment Payments.

               The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate (or one or more Predecessor Certificates) is registered at the close of business on the Record Date next preceding such Payment Date in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts. The Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Corporate Stock Purchase Unit Register or Treasury Stock Purchase Unit Register. If any date on which Contract Adjustment Payments are to be made is not a Business Day, then payment of the Contract Adjustment Payments payable on such date will be made on the next day that is a Business Day (and without any interest in respect of any such delay), except that, if such Business Day is in the next calendar year, such payment will be made on the preceding Business Day.

               Upon the occurrence of a Termination Event, the Company's obligation to pay Contract Adjustment Payments (including any accrued Contract Adjustment Payments) shall cease.

               Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the reestablishment of Corporate Stock Purchase Units) any other Certificate shall carry the right to accrued and unpaid Contract Adjustment Payments, and the right to accrue Contract Adjustment Payments, which rights were carried by the Purchase Contracts underlying such other Certificates.

               Subject to Section 5.9, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date that is after any Record Date and on or prior to the next succeeding Payment Date, Contract Adjustment Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, and such Contract Adjustment Payments shall be paid to the Person in whose name the Certificate evidencing such Security (or one or more Predecessor Certificates) is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Contract Adjustment Payments that would otherwise be payable after the Early Settlement Date with respect to such Purchase Contract shall not be payable.

               Promptly after the calculation of any adjustment to the Contract Adjustment Payments arising from a Reset Transaction, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Adjusted Contract Adjustment Payment Rate shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto. The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment to the Contract Adjustment Payments, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same.

Section 5.3.   [Intentionally omitted.]

Section 5.4.   Payment of Purchase Price.

               (a) (i) Unless a Holder effects an Early Settlement of the underlying Purchase Contract in the manner described in Section 5.9, each Holder of a Corporate Stock Purchase Unit who intends to pay in cash to satisfy such Holder's obligation under the Purchase Contract shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. Such notice shall be given prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time) on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent and the Indenture Trustee of the receipt of such notices from Holders intending to make a Cash Settlement.

               (ii) A Holder of a Corporate Stock Purchase Unit who has so notified the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (a) (i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from the investment in such Permitted Investments shall be distributed to the Purchase Contract Agent when received for payment to the Holder of the related Corporate Stock Purchase Units on the Purchase Contract Settlement Date.

               (iii) If a Holder of a Corporate Stock Purchase Unit fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (a)(i) above, or does notify the Purchase Contract Agent as provided in paragraph (a)(i) above of its intention to pay the Purchase Price in cash but fails to make such payment as required by paragraph (a)(ii) above, such Holder shall be deemed to have consented to the disposition of the Pledged Senior Notes pursuant to the Remarketing as described in paragraph (b) below.

               (iv) Promptly after 3:00 p.m., New York City time, on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, the Purchase Contract Agent, based on notices received by the Purchase Contract Agent pursuant to Section 5.4(a)(i) hereof and notice from the Securities Intermediary regarding cash received by it prior to such time, shall notify the Collateral Agent and the Indenture Trustee of the aggregate principal amount of Senior Notes to be tendered for purchase in the Remarketing in a notice substantially in the form of Exhibit F hereto.

               (v) Not later than 15 calendar days nor more than 30 calendar days prior to the third Business Day immediately preceding the Purchase Contract Settlement Date, the Company shall request DTC (or any successor Clearing Agency), to notify the Beneficial Owners or Clearing Agency Participants holding Corporate Stock Purchase Units of the procedures to be followed by Holders of Corporate Stock Purchase Units who intend to effect a Cash Settlement on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date.

               (b) In order to dispose of the Senior Notes, Corporate Stock Purchase Unit Holders who have not notified the Purchase Contract Agent of their intention to effect a Cash Settlement as provided in paragraph (a)(i) above, or who have so notified the Purchase Contract Agent but failed to make such payment as required by paragraph (a)(ii) above, the Company shall engage Lehman Brothers Inc. (the "Remarketing Agent") pursuant to the Remarketing Agreement to sell such Senior Notes. In order to facilitate the Remarketing, the Purchase Contract Agent, based on the notices specified in Section 5.4(a)(iv), shall notify the Remarketing Agent, promptly after 3:00 p.m. (New York City time) on the fourth Business Day immediately preceding the Purchase Contract Settlement Date, of the aggregate principal amount of Senior Notes that are part of Corporate Stock Purchase Units to be remarketed. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, shall cause such Senior Notes to be presented to the Remarketing Agent for Remarketing.

               Upon receipt of such notice from the Purchase Contract Agent and such Senior Notes, the Remarketing Agent shall, on the third Business Day immediately preceding the Purchase Contract Settlement Date, use commercially reasonable efforts to remarket such Senior Notes on such date at a price equal to 100.___% of the aggregate principal amount of such Senior Notes, as provided in the Remarketing Agreement. The proceeds from the Remarketing equal to 100% of the aggregate principal amount of the remarketed Senior Notes shall automatically be applied by the Collateral Agent, in accordance with the Pledge Agreement, to satisfy in full such Corporate Stock Purchase Unit Holders' obligations to pay the Purchase Price for the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. The proceeds equal to .___% of the aggregate principal amount of the remarketed Senior Notes shall be retained by the Remarketing Agent for services rendered in connection with the Remarketing (the "Remarketing Fee").

               If, in spite of using its commercially reasonable efforts, the Remarketing Agent cannot remarket the related Senior Notes of such Holders of Corporate Stock Purchase Units at a price of 100.___% of the aggregate principal amount of such Senior Notes, the Remarketing shall be deemed to have failed (a "Failed Remarketing") and in accordance with the terms of the Pledge Agreement, the Collateral Agent, for the benefit of the Company, shall exercise its rights as a secured party with respect to such Senior Notes, including those actions specified in paragraph (c) below; provided, that if upon a Failed Remarketing the Collateral Agent exercises such rights for the benefit of the Company with respect to such Senior Notes, any accrued and unpaid interest on such Senior Notes shall become payable by the Company to the Purchase Contract Agent for payment to the registered owner of the Corporate Stock Purchase Units to which such Senior Notes relate. The Company shall cause a notice of such Failed Remarketing to be published no later than the Business Day immediately preceding the Purchase Contract Settlement Date in a daily newspaper in the English language of general circulation in The City of New York, which is expected to be The Wall Street Journal.

               (c) With respect to any Senior Notes which are subject to a Failed Remarketing, the Collateral Agent shall exercise, for the benefit of the Company, all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph (g) below, may, among other things, (i) retain the Senior Notes in full satisfaction of the Holders' obligations under the Purchase Contracts or (ii) sell the Senior Notes in one or more public or private sales, the proceeds, if any, of any such sale to constitute full satisfaction of the Holders' obligations under the Purchase Contracts.

               (d) (i) Unless a Holder of a Treasury Stock Purchase Unit effects an Early Settlement of the underlying Purchase Contract in the manner described in Section 5.9, each Holder of a Treasury Stock Purchase Unit who intends to pay in cash to satisfy such Holder's obligation under the Purchase Contract shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to pay in cash the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. Such notice shall be given prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time) on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent of the receipt of such notices from such Holders intending to make a Cash Settlement.

               (ii) A Holder of a Treasury Stock Purchase Unit who has so notified the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (d)(i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from the investment in such Permitted Investments shall be distributed to the Purchase Contract Agent when received for payment to the Holder of the related Treasury Stock Purchase Units on the Purchase Contract Settlement Date.

               (iii) If a Holder of a Treasury Stock Purchase Unit fails to notify the Purchase Contract Agent of its intention to make a Cash Settlement in accordance with paragraph (d)(i) above, or does notify the Purchase Contract Agent as provided in paragraph (d)(i) above of its intention to pay the Purchase Price in cash but fails to make such payment as required by paragraph (d)(ii) above, then upon the maturity of the Pledged Treasury Securities held by the Securities Intermediary on the Business Day immediately prior to the Purchase Contract Settlement Date, the principal amount of the Treasury Securities received by the Securities Intermediary shall be invested promptly in Permitted Investments.

               On the Purchase Contract Settlement Date, an amount equal to the Purchase Price shall be remitted to the Company as payment thereof without receiving any instructions from the Holder of the related Treasury Stock Purchase Units. In the event the sum of the proceeds from the related Pledged Treasury Securities and the investment earnings earned from such investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Stock Purchase Units when received.

               (iv) If a Holder of a Treasury Stock Purchase Unit continues to hold the Senior Note originally part of the Corporate Stock Purchase Unit that was converted into the Treasury Stock Purchase Unit, such Holder may elect to have such Senior Note remarketed. A Holder making such an election must (A) notify the Indenture Trustee prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, by use of a notice in substantially the form of Exhibit G hereto, of the aggregate principal amount of Senior Notes that are not part of Corporate Stock Purchase Units to be remarketed and (B) concurrently deliver, by book-entry transfer or other appropriate procedures, to the Indenture Trustee such Senior Notes to be remarketed. Any such notice will be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. Concurrently, the Indenture Trustee shall cause such Senior Notes to be presented to the Remarketing Agent for Remarketing.

               (e) Any distribution to Holders of excess funds and interest described above shall be payable at the office of the Purchase Contract Agent in The City of New York maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Register.

               (f)    Upon Cash Settlement of any Purchase Contract:

               (1) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the Pledged Senior Notes or the Pledged Treasury Securities, as the case may be, underlying the relevant Security to be released from the Pledge, free and clear of any security interest of the Company, and transferred to the Purchase Contract Agent for delivery to the Holder thereof or its designee as soon as practicable; and

               (2) subject to the receipt thereof, the Purchase Contract Agent shall, by book-entry transfer or other appropriate procedures, in accordance with written instructions provided by the Holder thereof, transfer such Senior Notes or such Treasury Securities, as the case may be (or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Senior Notes or such Treasury Securities, as the case may be, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant State) and, in connection with such Senior Notes, the Purchase Contract Agent shall have no responsibility to vote or take any other consensual action with respect thereto.

               (g) The obligations of the Holders to pay the Purchase Price are non-recourse obligations and, except to the extent paid by Early Settlement or Cash Settlement, are payable solely out of the proceeds, if any, of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

               (h) The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related Corporate Stock Purchase Units or Treasury Stock Purchase Units unless the Company shall have received payments in full for the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

Section 5.5.   Issuance of Shares of Common Stock.

               Unless a Termination Event or an Early Settlement shall have occurred, subject to Section 5.6(b), the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing the newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder.

               Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Securities then held by such Holder), together with cash in lieu of fractional shares as provided in Section 5.10 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon (or, if such Certificate is not surrendered to the Purchase Contract Agent or if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such Certificate representing shares of Common Stock, cash in lieu of fractional shares and dividends or distributions, as applicable, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant State), and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

Section 5.6.   Adjustment of Settlement Rate.

               (a)  Adjustments for Dividends, Distributions, Stock Splits, Etc.

               (1) In case the Company shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which:

                  (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination; and

                  (ii) and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution,

          such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

               (2) In case the Company shall issue rights, options or warrants to all holders of Common Stock (not being available on an equivalent basis to Holders of the Securities upon settlement of the Purchase Contracts underlying such Securities) entitling them, for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, options or warrants

          (other than pursuant to a dividend reinvestment plan), the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction of which:

                  (i) the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price; and

                  (ii) the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

               (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

               (4) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, options or warrants referred to in paragraph (2) of this
          Section 5.6(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this
          Section 5.6(a)), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which:

                  (i) the numerator shall be the Current Market Price per share of Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock; and

                  (ii) the denominator shall be such Current Market Price per share of Common Stock,

          such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section 5.6(a) shall not be applicable.

               (5) In case the Company shall, by dividend or otherwise, distribute to all holders of Common Stock (I) cash (excluding any cash that is distributed in a Reorganization Event to which Section 5.6(b) applies or as part of a distribution referred to in paragraph (4) of this Section 5.6(a)) in an aggregate amount that, combined together with the aggregate amount of any other distributions to all holders of Common Stock made exclusively in cash (other than in connection with a Reorganization Event) within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (6) of this Section has been made and (II) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender or exchange offer by the Company or any of its subsidiaries for all or any portion of Common Stock concluded within the 12 months preceding the date of payment of the distribution described in Clause (I) above and in respect of which no adjustment pursuant to this paragraph (5) or paragraph (4) or paragraph (6) of this Section 5.6(a) has been made, exceeds ____% of the product of the Current Market Price per share of Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for determination of the shareholders entitled to receive such distribution by a fraction of which:

                  (i) the numerator shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the combined amount distributed or payable in the transactions described in clauses (I) and (II) above divided by (y) the number of shares of Common Stock outstanding on such date for determination; and

                  (ii) the denominator shall be equal to the Current Market Price per share of Common Stock on such date for determination.

               (6) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares) of (I) an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section 5.6(a) or this paragraph (6) has been made, and (II) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (5) of this Section 5.6(a) or this paragraph (6) has been made, exceeds ___% of the product of the Current Market Price per share of Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction of which:

                  (i) the numerator shall be equal to (A) the product of (1) the Current Market Price per share of Common Stock on the date of the Expiration Time and (2) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the transactions described in clauses
               (I) and (II) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares), and

                  (ii) the denominator shall be equal to the product of (A) the
               Current Market Price per share of Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

               (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.6(b) applies) shall be deemed to involve:

                    (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section 5.6(a)); and

                    (b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph
               (3) of this Section 5.6(a)).

               (8) The "Current Market Price" per share of Common Stock on any day means the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, shall mean the first date on which the Common Stock trades regular way on such exchange or in such market without the right to receive such issuance or distribution.

               (9) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph
          (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.6(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (1), (2) or (3) of the definition of Settlement Rate in Section 5.1 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section
          5.6(a) and the denominator shall be the Settlement Rate immediately before such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4),
          (5), (7) or (10) of this Section 5.6(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

               (10) The Company may make such increases in the Settlement Rate, in addition to those required by this Section 5.6(a), as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights, options or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

               (b) Adjustment for Consolidation, Merger or Other Reorganization Event.

               In the event of:

                  (i) any consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

                  (ii) any sale, transfer, lease or conveyance to another Person of the property of the Company as an entirety or substantially as an entirety;

                  (iii) any statutory exchange of securities of the Company with another Person (other than in connection with a merger or acquisition); or

                  (iv) any liquidation, dissolution or winding up of the Company other than as a result of or after the occurrence of a Termination Event (any such event, a "Reorganization Event"),

the Settlement Rate will be adjusted to provide that each Holder of Securities will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event, assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

               In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or winding up of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that the Holders of each Outstanding Security shall have the rights provided by this Section 5.6(b). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

               (c)  All calculations and determinations pursuant to this Section
5.6 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

Section 5.7.   Notice of Adjustments and Certain Other Events.

               (a) Whenever the Settlement Rate and the Applicable Market Value are adjusted as herein provided, the Company shall:

               (1) forthwith compute the adjusted Settlement Rate and Applicable Market Value in accordance with Section 5.6 and prepare and transmit to the Purchase Contract Agent an Officers' Certificate setting forth the Settlement Rate and the Applicable Market Value, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

               (2) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate and the Applicable Market Value pursuant to Section 5.6 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Securities of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate and the Applicable Market Value was determined and setting forth the adjusted Settlement Rate and Applicable Market Value.

               (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Settlement Rate or the Applicable Market Value, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

Section 5.8.   Termination Event; Notice.

               The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligations of the Company to pay, Contract Adjustment Payments and the rights and obligations of Holders to purchase shares of Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon and after the occurrence of a Termination Event, the Securities shall thereafter represent the right to receive the Senior Notes forming a part of such Securities in the case of Corporate Stock Purchase Units, or Treasury Securities in the case of Treasury Stock Purchase Units, in accordance with the provisions of Section 5.4 of the Pledge Agreement. Upon the occurrence of a Termination Event, the

Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Register.

Section 5.9.   Early Settlement.

               (a)  Subject to and upon compliance with the provisions of this
Section 5.9, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early ("Early Settlement") in the case of Corporate Stock Purchase Units on or prior to the seventh Business Day immediately preceding the Purchase Contract Settlement Date and in the case of Treasury Stock Purchase Units on or prior to the second Business Day immediately preceding the Purchase Contract Settlement Date, in each case, as provided herein. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts, the Holder of the Certificate evidencing Securities shall deliver such Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early on the reverse thereof duly completed and accompanied by payment (payable to the Company in immediately available funds) in an amount (the "Early Settlement Amount") equal to:

               (1) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

               (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date next preceding any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

Except as provided in the immediately preceding sentence and subject to the last paragraph of Section 5.2, no payment shall be made upon Early Settlement of any Purchase Contract on account of any Contract Adjustment Payments accrued on such Purchase Contract or on account of any dividends on the Common Stock issued upon such Early Settlement. If the foregoing requirements are first satisfied with respect to Purchase Contracts underlying any Securities at or prior to 5:00 p.m. (New York City time) on a Business Day, such day shall be the "Early Settlement Date" with respect to such Securities and if such requirements are first satisfied after 5:00 p.m. (New York City time) on a Business Day or on a day that is not a Business Day, the "Early Settlement Date" with respect to such Securities shall be the next succeeding Business Day.

               Upon the receipt of such Certificate and Early Settlement Amount from the Holder, the Purchase Contract Agent shall pay to the Company such Early Settlement Amount, the receipt of which payment the Company shall confirm in writing. The Purchase Contract Agent shall then, in accordance with Section 5.6 of the Pledge Agreement, notify the Collateral Agent that (A) such Holder has elected to effect an Early Settlement, which notice shall set forth the number of such Purchase Contracts as to which such Holder has elected to effect Early Settlement, (B) the Purchase Contract Agent has received from such Holder, and paid to the Company as confirmed in writing by the Company, the related Early Settlement Amount and (C) all conditions to such Early Settlement have been satisfied.

               (b) Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Company shall issue, and the Holder shall be entitled to receive, ______ shares of Common Stock on account of each Purchase Contract as to which Early Settlement is effected (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted.

               (c) No later than the third Business Day after the applicable Early Settlement Date, the Company shall cause:

               (1) the shares of Common Stock issuable upon Early Settlement of Purchase Contracts to be issued and delivered, together with payment in lieu of any fraction of a share, as provided in Section 5.10; and

               (2) the related Senior Notes, in the case of Corporate Stock Purchase Units, or the related Treasury Securities, in the case of Treasury Stock Purchase Units, to be released from the Pledge by the Collateral Agent and transferred, in each case, to the Purchase Contract Agent for delivery to the Holder thereof or its designee.

               (d) Upon Early Settlement of any Purchase Contracts, and subject to receipt of shares of Common Stock from the Company and the Senior Notes or Treasury Securities, as the case may be, from the Securities Intermediary, as applicable, the Purchase Contract Agent shall, in accordance with the instructions provided by the Holder thereof on the applicable form of Election to Settle Early on the reverse of the Certificate evidencing the related
Securities:

               (1) transfer to the Holder the Senior Notes or Treasury Securities, as the case may be, forming a part of such Securities, and

               (2) deliver to the Holder a certificate or certificates for the full number of shares of Common Stock issuable upon such Early Settlement, together with payment in lieu of any fraction of a share, as provided in Section 5.10.

               (e) In the event that Early Settlement is effected with respect to Purchase Contracts underlying less than all the Securities evidenced by a Certificate, upon such Early Settlement the Company shall execute and the Purchase Contract Agent shall execute on behalf of the Holder, authenticate and deliver to the Holder thereof, at the expense of the Company, a Certificate evidencing the Securities as to which Early Settlement was not effected.

               (f) If a Holder of a Corporate Stock Purchase Unit effected Early Settlement but continues to hold the Senior Note originally part of the Corporate Stock Purchase Unit, such Holder may elect to have such Senior Note remarketed. In addition, if a Holder of a Treasury Stock Purchase Unit effected Early Settlement but continues to hold the Senior Note originally part of the Corporate Stock Purchase Unit that was converted into the Treasury Stock Purchase Unit, such Holder may elect to have such Senior Note remarketed. A Holder making such an election must (A) notify the Indenture Trustee prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, by use of a notice in substantially the form of Exhibit G hereto, of the aggregate principal amount of Senior Notes that are not part of Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, to be remarketed and

(B) concurrently deliver, by book-entry transfer or other appropriate procedures, to the Indenture Trustee such Senior Notes to be remarketed. Any such notice will be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. Concurrently, the Indenture Trustee shall cause such Senior Notes to be presented to the Remarketing Agent for Remarketing.

Section 5.10.  No Fractional Shares.

               No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.10 in a timely manner. Promptly after the calculation of the Applicable Market Value, the Company shall give the Purchase Contract Agent notice thereof. All calculations and determinations of the Applicable Market Value shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

Section 5.11.  Charges and Taxes.

               The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Security or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Securities evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                                  ARTICLE VI

                                   Remedies

Section 6.1. Unconditional Right of Holders to Receive Contract Adjustment Payments and to Purchase Shares of Common Stock

               Each Holder of Corporate Stock Purchase Units or Treasury Stock Purchase Units shall have the right, which is absolute and unconditional, (1) (subject to the payment by such Holder of Contract Adjustment Payments pursuant to Section 5.9(a)), to receive each Contract Adjustment Payment with respect to the Purchase Contract constituting a part of such Security on the respective Payment Date for such Security and (2) to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such Contract Adjustment Payment and right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

Section 6.2.   Restoration of Rights and Remedies.

               If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 6.3.   Rights and Remedies Cumulative.

               Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.4.   Delay or Omission Not Waiver.

               No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

Section 6.5.   Undertaking for Costs.

               All parties to this Agreement agree, and each Holder of Corporate Stock Purchase Units or Treasury Stock Purchase Units, by its acceptance of such Corporate Stock Purchase Units or Treasury Stock Purchase Units, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of interest payable on any Senior Notes or Contract Adjustment Payments on any Purchase Contract on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Security held by such Holder.

Section 6.6.   Waiver of Stay or Extension Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                          The Purchase Contract Agent

Section 7.1.   Certain Duties and Responsibilities.

               (a)  The Purchase Contract Agent:

               (1) undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement or the Pledge Agreement against the Purchase Contract Agent; and

               (2) in the absence of bad faith or negligence on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Pledge Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Pledge Agreement, as applicable, but shall have no duty to confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

               (b) No provision of this Agreement or the Pledge Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Purchase Contract Agent was negligent in ascertaining the pertinent facts; and

               (3) no provision of this Agreement or the Pledge Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that adequate indemnity is not provided to it.

               (c) Whether or not therein expressly so provided, every provision of this Agreement and the Pledge Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

               (d) The Purchase Contract Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Purchase Contract Agent.

Section 7.2.   Notice of Default.

               Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Register, notice of such default hereunder, unless such default shall have been cured or waived.

Section 7.3.   Certain Rights of Purchase Contract Agent.

               Subject to the provisions of Section 7.1:

               (1) the Purchase Contract Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

               (3) whenever in the administration of this Agreement or the Pledge Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

               (4) the Purchase Contract Agent may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (5) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the books, records and premises of the Company, personally or by agent or attorney; and

               (6) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder.

Section 7.4.   Not Responsible for Recitals or Issuance of Securities.

               The recitals contained herein shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities, or of the Pledge Agreement or the Pledge. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

Section 7.5.   May Hold Securities.

               Any Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Registrar or such other agent, or the Purchase Contract Agent.

Section 7.6.   Money Held in Custody.

               Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 7.7.   Compensation and Reimbursement.

               The Company agrees:

               (1) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder and under the Pledge Agreement as the Company and the Purchase Contact Agent shall from time to time agree;

               (2) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement and the Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (3) to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

               The obligations of the Company under this Section 7.7 shall survive the termination of this Agreement.

Section 7.8.   Corporate Purchase Contract Agent Required; Eligibility.

               There shall at all times be a Purchase Contract Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, The City of New York, if there be such a corporation in the Borough of Manhattan, The City of New York, eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.9.   Resignation and Removal; Appointment of Successor.

               (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of
Section 7.10.

               (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

               (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchaser Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after such removal, the Purchase Contract Agent being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

               (d)  If at any time:

               (1)  the Purchase Contract Agent shall cease to be eligible under
          Section 7.8 and shall fail to resign after written request therefor by the Company or by any such Holder; or

               (2) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition, at the expense of the Company, any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

               (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

               (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable

Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

Section 7.10.  Acceptance of Appointment by Successor.

               (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and shall duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

               (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

               (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be eligible under this Article.

Section 7.11.  Merger, Conversion, Consolidation or Succession to Business.

               Any corporation into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Securities.

Section 7.12.  Preservation of Information; Communications to Holders.

               (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Registrar.

               (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

Section 7.13.  No Obligations of Purchase Contract Agent.

               Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Security thereunder. The Company agrees, and each Holder of a Certificate, by his acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, employees or agents be liable for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent and regardless of the form of action.

Section 7.14.  Tax Compliance.

               (a) The Company will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Securities or
(ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

               (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement rely on any such direction in accordance with the provisions of Section 7.1(a)(2) hereof.

               (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                                                              55
                                 ARTICLE VIII

                            Supplemental Agreements

Section 8.1.  Supplemental Agreements Without Consent of Holders.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

          (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

          (2) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent;

          (3) add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

          (4) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.6(b); or

          (5) except as provided for in Section 5.6, cure any ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided such action shall not adversely affect the interests of the Holders.

Section 8.2.  Supplemental Agreements With Consent of Holders.

          With the consent of the Holders of not less than a majority of the outstanding Purchase Contracts voting together as one class, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby,

          (1) change any Payment Date;

          (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive interest on the related Collateral or otherwise adversely affect the Holder's rights in or to such Collateral;

          (3) reduce Contract Adjustment Payments or change any place where, or the coin or currency in which, Contract Adjustment Payments are payable;

          (4) impair the right to institute suit for the enforcement of any Purchase Contract;

          (5) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract, change the Purchase Contract Settlement Date or otherwise adversely affect the Holder's rights under any Purchase Contract; or

          (6) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement;

provided that if any amendment or proposal referred to above would adversely affect only the Corporate Stock Purchase Units or the Treasury Stock Purchase Units, then only the affected class of Holder as of the record date, if any, for the Holders entitled to vote thereon or consent thereto will be entitled to vote or consent on such amendment or proposal, and such amendment or proposal shall not be effective except with the vote or consent of Holders of not less than a majority of such class; and provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of the related Corporate Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, shall be required to approve any amendment or proposal specified in clauses (1) through
(6) above.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section 8.3.  Execution of Supplemental Agreements.

          In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties or immunities under this Agreement or otherwise.

Section 8.4.  Effect of Supplemental Agreements.

          Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

Section 8.5.  Reference to Supplemental Agreements.

          Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for Outstanding Certificates.

                                  ARTICLE IX

              Merger, Consolidation, Share Exchange, Sale or Conveyance

Section 9.1. Covenant Not to Merge, Consolidate, Enter into a Share Exchange, Sell or Convey Property Except Under Certain Conditions.

          The Company covenants that it will not merge, consolidate or enter into a share exchange with any other Person or sell, assign, transfer, lease or convey all or substantially all of its properties and assets to any Person or group of affiliated Persons in one transaction or a series of related transactions, unless:

          (1) either the Company shall be the continuing corporation, or the successor (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such corporation; and

          (2) the Company or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation or share exchange, or such sale, assignment, transfer, lease or conveyance, be in default in the performance of any covenant or condition hereunder, under any of the Securities or under the Pledge Agreement.

Section 9.2.  Rights and Duties of Successor Corporation.

              In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.1, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Dominion Resources, Inc., any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

          In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

Section 9.3. Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent.

          The Purchase Contract Agent, subject to Sections 7.1 and 7.3, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE X

                                   Covenants

Section 10.1.  Performance Under Purchase Contracts.

               The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

Section 10.2.  Maintenance of Office or Agency.

               The Company will maintain in the Borough of Manhattan, The City of New York an office or agency where Certificates may be:

          (1) presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or Early Settlement and for transfer of Collateral upon occurrence of a Termination Event;

          (2) surrendered for registration of transfer or exchange, for a Collateral Substitution or re-establishment of a Corporate Stock Purchase Unit; and

and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

Section 10.3.  Company to Reserve Common Stock.

               The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Securities evidenced by Outstanding Certificates.

Section 10.4.  Covenants as to Common Stock.

               The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

Section 10.5.  Statements of Officers of the Company as to Default.

               The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 10.6.  ERISA.


               Each Holder from time to time of the Corporate Stock Purchase Units which is a Plan hereby represents that its acquisition of the Corporate Stock Purchase Units and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                         DOMINION RESOURCES, INC.

                                         By:  _______________________________
                                              Name:
                                              Title:


                                              ______________________________,
                                              as Purchase Contract Agent

                                         By:  _______________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT A

           FORM OF FACE OF CORPORATE STOCK PURCHASE UNIT CERTIFICATE

This certificate is a global certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this certificate (other than a transfer of this certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this certificate is presented by an authorized representative of the Depositary for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein./1/



NO. _______                                           CUSIP NO. _____________
NUMBER OF CORPORATE STOCK PURCHASE UNITS
________

DOMINION RESOURCES, INC.
Corporate Stock Purchase Units

          This Corporate Stock Purchase Unit Certificate certifies that [Cede & Co.]/2/, or registered assigns, is the registered Holder of the number of Corporate Stock Purchase Units set forth above [or such other number as set forth in the Schedule of Increases and Decreases in Global Certificate attached hereto] /3/. Each Corporate Stock Purchase Unit consists of (i) the rights and obligations of the Holder under one Purchase Contract with Dominion Resources, Inc., a Virginia corporation (the "Company"), and (ii) the beneficial ownership by the Holder of one ____ Series ___ ___% Senior Note, due ___________, 20___ (the "Senior Note") of the Company, having a principal amount of $___, subject to the Pledge of such Senior Note by such Holder pursuant to the Pledge Agreement. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.


          Pursuant to the Pledge Agreement, the Senior Note constituting part of each Corporate Stock Purchase Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the


_________________________________

/1/  Insert in Global Certificates only.

/2/  Insert in Global Certificates only.

/3/  Insert in Global Certificates only.

Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Corporate Stock Purchase Units.

          Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Stock Purchase Unit Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date, at a price equal to $____ in cash (the "Stated Amount"), a number of shares of Common Stock, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Corporate Stock Purchase Units of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by cash or by application of payment received in respect of the principal amount with respect to each Pledged Senior Note pursuant to the Remarketing pledged to secure the obligations under such Purchase Contract of the Holder of the Corporate Stock Purchase Units of which such Purchase Contract is a part.

          The Company shall pay on ___________, ___________, ___________ and
___________ of each year (each, a "Payment Date"), commencing _________, 20____, in respect of each Purchase Contract forming part of a Corporate Stock Purchase Unit evidenced hereby, an amount (the "Contract Adjustment Payments") equal to
(a) if a Reset Transaction has not occurred, _____% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, the Adjusted Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur, in either case, computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period. Such Contract Adjustment Payments shall be payable to the Person in whose name this Corporate Stock Purchase Unit Certificate (or a Predecessor Corporate Stock Purchase Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

          Interest on the Senior Notes, the beneficial ownership of which is evidenced hereby, is payable quarterly in arrears on each Payment Date. Such interest payments shall be payable to the Person in whose name this Corporate Stock Purchase Unit Certificate (or a Predecessor Corporate Stock Purchase Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

          Contract Adjustment Payments and interest payments on the Senior Notes will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Corporate Stock Purchase Unit Register.

          Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Corporate Stock Purchase Unit Certificate shall not be entitled to any benefit under the Purchase Contract Agreement or the Pledge Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         DOMINION RESOURCES, INC.

                                         By:  ______________________________
                                              Name:
                                              Title:

                                         By:  _______________________________
                                              Name:
                                              Title:


                                         HOLDER SPECIFIED ABOVE (as to
                                         obligations of such Holder under the
                                         Purchase Contracts evidenced hereby)

                                         By:  ______________________________,
                                              not individually but solely as
                                              Attorney-in-Fact of such Holder

                                         By:  _______________________________
                                              Name:
                                              Title:

Dated:

                        CERTIFICATE OF AUTHENTICATION OF
                            PURCHASE CONTRACT AGENT

          This is one of the Corporate Stock Purchase Unit Certificates referred to in the within mentioned Purchase Contract Agreement.

                                         By:  ______________________________,
                                              as Purchase Contract Agent

                                         By:  _______________________________
                                              Authorized Officer

         (FORM OF REVERSE OF CORPORATE STOCK PURCHASE UNIT CERTIFICATE)

          Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of ___________, 20___ (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the Company and ______________________________, as Purchase Contract Agent (including its successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Corporate Stock Purchase Unit Certificates are, and are to be, executed and delivered.

          Each Purchase Contract evidenced hereby obligates the Holder of this Corporate Stock Purchase Unit Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock of the Company equal to the Settlement Rate, unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to:

          (1) if the Applicable Market Value (as defined below) is equal to or greater than $_____ (the "Threshold Appreciation Price"), ______ shares of Common Stock per Purchase Contract;

          (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $_______ (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value, based on the Applicable Market Value, equal to the Stated Amount; and

          (3) if the Applicable Market Amount is less than or equal to the Reference Price, __________ shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in the Purchase Contract Agreement.

          No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

          Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Corporate Stock Purchase Unit to purchase at the Purchase Price, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

          The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

          The "Closing Price" per share of Common Stock on any date of determination means

          (1) the closing sale price (or, if no closing price is reported, the last reported sale price) per share of Common Stock on the New York Stock Exchange (the "NYSE") on such date;

          (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

          (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

          (4) if the Common Stock is not so reported, the last quoted bid price per share for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

          (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices per share of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

          A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

          In accordance with the terms of the Purchase Contract Agreement, the Holder of this Corporate Stock Purchase Unit Certificate shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement or an Early Settlement or a Remarketing of the related Pledged Senior Notes. A Holder of Corporate Stock Purchase Units who does not effect, prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the sale of the related Pledged Senior Notes held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the third Business Day immediately preceding the Purchase Contract Settlement Date. Upon the occurrence of a Failed Remarketing, the Collateral Agent shall exercise, for the benefit of the Company, its rights as a secured creditor with respect to the Pledged Senior Notes related to this Corporate Stock Purchase Unit certificate and, subject to applicable law, may, among other things, (i) retain such Pledged Senior Notes in full satisfaction of the Holders' obligations under the Purchase Contracts or (ii) sell such Pledged Senior Notes in one or more public or private sales, the proceeds, if any, of such sale to constitute full satisfaction of the Holders' obligations under the Purchase Contracts. With respect to such Pledged Senior Notes which are the subject of a Failed Remarketing, any accrued and unpaid interest payments on such Pledged Senior Notes will become payable by the Company to the Holder of this Corporate Stock Purchase Unit Certificate in the manner provided for in the Purchase Contract Agreement.

          The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

          Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Corporate Stock Purchase Unit Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Senior Note forming a part of each Corporate Stock Purchase Unit from the Pledge. A Corporate Stock Purchase Unit shall thereafter represent the right to receive the Senior Note forming a part of such Corporate Stock Purchase Unit in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

          Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged Senior Notes. Upon receipt of notice of any meeting at which holders of Senior Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of Senior Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Corporate Stock Purchase Unit Holders a notice:

          (1) containing such information as is contained in the notice or solicitation;

          (2) stating that each Corporate Stock Purchase Unit Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of Senior Notes entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the Senior Notes constituting a part of such Holder's Corporate Stock Purchase Units; and

          (3) stating the manner in which such instructions may be given.

Upon the written request of the Corporate Stock Purchase Unit Holders on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum aggregate principal amount of Senior Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Corporate Stock Purchase Units, the Purchase Contract Agent shall abstain from voting the Senior Notes evidenced by such Corporate Stock Purchase Units.

          The Corporate Stock Purchase Unit Certificates are issuable only in registered form and only in denominations of a single Corporate Stock Purchase Unit and any integral multiple thereof. The transfer of any Corporate Stock Purchase Unit Certificate will be registered and Corporate Stock Purchase Unit Certificates may be exchanged as provided in the Purchase Contract Agreement. The Corporate Stock Purchase Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for Senior Notes, thereby creating Treasury Stock Purchase Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Corporate Stock Purchase Unit remains in effect, such Corporate Stock Purchase Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Corporate Stock Purchase Unit in respect of the Senior Note and Purchase Contract constituting such Corporate Stock Purchase Unit may be transferred and exchanged only as a Corporate Stock Purchase Unit.

          A holder of a Corporate Stock Purchase Unit may substitute for the Pledged Senior Notes securing its obligation under the related Purchase Contract Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Senior Notes in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Security for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Stock Purchase Unit." A Holder may make such Collateral Substitution only in integral multiples of ___ Corporate Stock Purchase Units for ____ Treasury Stock Purchase Units. Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, this Corporate Stock Purchase Unit Certificate shall not represent more than __________ Corporate Stock Purchase Units, or if in the form of a Global Certificate, such other maximum amount as shall at the time be prescribed by the applicable Clearing Agency. All such adjustments to the equivalent aggregate principal amount of this Corporate Stock Purchase Unit Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

          A Holder of Treasury Stock Purchase Units may recreate Corporate Stock Purchase Units by delivering to the Securities Intermediary Senior Notes with an aggregate principal amount equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

          The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Corporate Stock Purchase Unit Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Corporate Stock Purchase Unit Register.

          The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive, and the obligations of the Company to pay, Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the

Collateral Agent and the Holders, at their addresses as they appear in the Corporate Stock Purchase Unit Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Senior Notes from the Pledge in accordance with the provisions of the Pledge Agreement. A Corporate Stock Purchase Unit shall thereafter represent the right to receive the Senior Note forming a part of such Corporate Stock Purchase Unit in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

          Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Corporate Stock Purchase Unit Certificate, the Holder of this Corporate Stock Purchase Unit Certificate shall deliver this Corporate Stock Purchase Unit Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

          (1) the product of (A) the Stated Amount times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

          (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Senior Notes underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Corporate Stock Purchase Unit as to which Early Settlement is effected equal to the Early Settlement Rate. The Early Settlement Rate shall initially be equal to _________ shares of Common Stock and shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

          Upon registration of transfer of this Corporate Stock Purchase Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Corporate Stock Purchase Unit Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

          The Holder of this Corporate Stock Purchase Unit Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Corporate Stock Purchase Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase

Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Senior Notes underlying this Corporate Stock Purchase Unit Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Senior Notes shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

          Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

          THE PURCHASE CONTRACTS SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Corporate Stock Purchase Unit Certificate is registered as the owner of the Corporate Stock Purchase Units evidenced hereby for the purpose of receiving payments of interest payable quarterly on the Senior Notes, receiving payments of Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

          The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. Upon settlement of the Purchase Contracts, the Holder will be entitled to all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote and receive dividends and other payments and to consent and receive notice as a shareholder in respect of the meetings of shareholders and for the election of directors of the Company and for all other matters, and all other rights whatsoever as a shareholder of the Company.

          A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                as tenants in common

UNIF GIFT MIN ACT -      ---------------Custodian---------------

                         (cust)                         (minor)

                         Under Uniform Gifts to Minors Act of _______

                         _____________________________________

TEN ENT -                as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                           _________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
 (Please insert Social Security or Taxpayer I.D. or other Identifying Number of
                                   Assignee)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
 (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Corporate Stock Purchase Unit Certificates and all rights thereunder, hereby irrevocably constituting and appointing _________________________________
_____________
attorney to transfer said Corporate Stock Purchase Unit Certificates on the books of Dominion Resources, Inc. with full power of substitution in the premises.

Dated: _______________   ______________________________________________
                         Signature

                         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Corporate Stock Purchase Unit Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee: ___________________________________

                            SETTLEMENT INSTRUCTIONS

          The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Corporate Stock Purchase Units evidenced by this Corporate Stock Purchase Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: _______________________                    _____________________________________
                                                  Signature
                                                  Signature Guarantee: _________________
                                                  (if assigned to another person)

If shares are to be registered in the name of     REGISTERED HOLDER
and delivered to a Person other than the
Holder, please (i) print such Person's name
and address and (ii) provide a guarantee of
your signature:

                                                  Please print name and address of Registered
                                                  Holder:

_____________________________________             _____________________________________
               Name                                                 Name
_____________________________________             _____________________________________
              Address                                              Address
_____________________________________             _____________________________________
_____________________________________             _____________________________________
_____________________________________             _____________________________________

Social Security or other
Taxpayer Identification                           _____________________________________
Number, if any

                           ELECTION TO SETTLE EARLY

          The undersigned Holder of this Corporate Stock Purchase Unit Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Corporate Stock Purchase Units evidenced by this Corporate Stock Purchase Unit Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Corporate Stock Purchase Unit Certificate representing any Corporate Stock Purchase Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Senior Notes deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ___________________________           ________________________________
                                                        Signature


          Signature Guarantee: _____________________________________

          Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Corporate Stock      REGISTERED HOLDER
Purchase Unit Certificates are to be
registered in the name of and delivered to,
and Pledged Senior Notes are to be transferred
to, a Person other than the Holder, please
print such Person's name and address:
                                                  Please print name and address of Registered
                                                  Holder:

_____________________________________             _____________________________________
               Name                                                Name

_____________________________________             _____________________________________
             Address                                              Address
_____________________________________             _____________________________________

_____________________________________             _____________________________________

_____________________________________             _____________________________________

Social Security or other
Taxpayer Identification                           _____________________________________
Number, if any

Transfer Instructions for Pledged Senior Notes Transferable Upon Early Settlement or a Termination Event:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

                    [TO BE ATTACHED TO GLOBAL CERTIFICATES]

           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

          The following increases or decreases in this Global Certificate have been made:

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                                                                              Number of Corporate
                        Amount of decrease in      Amount of decrease in      Stock Purchase Units
                         Number of Corporate        Number of Corporate        evidenced by this         Signature of authorized
                        Stock Purchase Units       Stock Purchase Units        Global Certificate          officer of Purchase
                          evidenced by the           evidenced by the            following such             Contract Agent or
          Date           Global Certificate         Global Certificate        decrease or increase        Securities Custodian
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                                                                       EXHIBIT B

           FORM OF FACE OF TREASURY STOCK PURCHASE UNIT CERTIFICATE

This certificate is a global certificate within the meaning of the Purchase Contract Agreement hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This certificate is exchangeable for certificates registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Purchase Contract Agreement and no transfer of this certificate (other than a transfer of this certificate as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the depositary or another nominee of the Depositary) may be registered except in limited circumstances.

Unless this certificate is presented by an authorized representative of the Depositary for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein./1/


NO. _______                                             CUSIP NO.  ____________
NUMBER OF TREASURY STOCK PURCHASE UNITS ________

                           DOMINION RESOURCES, INC.
                         TREASURY STOCK PURCHASE UNITS

          This Treasury Stock Purchase Unit Certificate certifies that [Cede & Co.]/2/, or registered assigns, is the registered Holder of the number of Treasury Stock Purchase Units set forth above [or such other number as set forth in the Schedule of Increases and Decreases in Global Certificate attached hereto] /3/. Each Treasury Stock Purchase Unit consists of (i) the rights and obligations of the Holder under one Purchase Contract with Dominion Resources, Inc., a Virginia corporation (the "Company") and (ii) a __/__ undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000 and maturing on or prior to ___________, 20___. All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

          Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Stock Purchase Unit evidenced hereby have been pledged to the Collateral Agent, for the

_______________
/1/  Insert in Global Certificates only.

/2/  Insert in Global Certificates only.

/3/  Insert in Global Certificates only.

benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising a portion of such Treasury Stock Purchase Unit.

          Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Stock Purchase Unit Certificate to purchase, and the Company, to sell, on the Purchase Contract Settlement Date, at a price equal to $____ in cash (the "Stated Amount"), a number of shares of Common Stock equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Treasury Stock Purchase Unit of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the Proceeds from the Treasury Securities at maturity pledged to secure the obligations under such Purchase Contract of the Holder of the Treasury Stock Purchase Unit of which such Purchase Contract is a part.

          The Company shall pay on ___________, ___________, ___________ and
___________ of each year (each, a "Payment Date"), commencing ___________, 20___, in respect of each Purchase Contract evidenced hereby, an amount (the "Contract Adjustment Payments") equal to (a) if a Reset Transaction has not occurred, _____% per annum of the Stated Amount or (b) following the occurrence of a Reset Transaction, the Adjusted Contract Adjustment Payment Rate related to such Reset Transaction until any such succeeding Reset Transaction shall occur, in either case, computed on the basis of (i) for any full quarterly period, a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly period, a 30-day month and (iii) for periods less than a month, the actual number of days elapsed per 30-day period). Such Contract Adjustment Payments shall be payable to the Person in whose name this Treasury Stock Purchase Unit Certificate (or a Predecessor Treasury Stock Purchase Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.

          Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Treasury Stock Purchase Unit Register.

          Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Stock Purchase Unit Certificate shall not be entitled to any benefit under the Purchase Contract Agreement or the Pledge Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


                                   DOMINION RESOURCES, INC.

                                   By:  _______________________________
                                        Name:
                                        Title:


                                   By:  _______________________________
                                        Name:
                                        Title:


                                   HOLDER SPECIFIED ABOVE (as to
                                   obligations of such Holder under the
                                   Purchase Contracts evidenced hereby)

                                   By:  ______________________________,
                                        not individually but solely as
                                        Attorney-in-Fact of such Holder


                                   By:  _______________________________
                                        Name:
                                        Title:

Dated:

                       CERTIFICATE OF AUTHENTICATION OF
                            PURCHASE CONTRACT AGENT

          This is one of the Treasury Stock Purchase Unit Certificates referred to in the within mentioned Purchase Contract Agreement.

                                   By:  ______________________________,
                                        as Purchase Contract Agent

                                   By:  _______________________________
                                        Authorized Officer

         (FORM OF REVERSE OF TREASURY STOCK PURCHASE UNIT CERTIFICATE)

          Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of _________, 20___ (as may be supplemented from time to time, the "Purchase Contract Agreement") between the Company and ______________________________, as Purchase Contract Agent (including its successors thereunder, herein called the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Stock Purchase Unit Certificates are, and are to be, executed and delivered.

          Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Stock Purchase Unit Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of shares of Common Stock of the Company equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement
Date: there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to:

          (1) if the Applicable Market Value (as defined below) is equal to or greater than $______ (the "Threshold Appreciation Price"), ________ shares of Common Stock per Purchase Contract;

          (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $________ (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value, based on the Applicable Market Value, equal to the Stated Amount; and

          (3) if the Applicable Market Amount is less than or equal to the Reference Price, then _______ shares of Common Stock per Purchase Contract;

in each case subject to adjustment as provided in the Purchase Contract
Agreement.

          No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in the Purchase Contract Agreement.

          Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Treasury Stock Purchase Unit to purchase at the Purchase Price for cash, and the Company to sell, a number of newly issued shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

          The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

          The "Closing Price" per share of Common Stock on any date of determination means:

          (1) the closing sale price (or, if no closing price is reported, the last reported sale price) per share of Common Stock on the New York Stock Exchange (the "NYSE") on such date;

          (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

          (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq Stock Market;

          (4) if the Common Stock is not so reported, the last quoted bid price per share for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

          (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices per share of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

          A "Trading Day" means a day on which the Common Stock (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

          In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Stock Purchase Unit shall pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting a Cash Settlement or an Early Settlement of each such Purchase Contract or by applying the principal amount at maturity of the Pledged Treasury Securities underlying such Holder's Treasury Stock Purchase Units. A Holder of Treasury Stock Purchase Units who does not effect, prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, an effective Cash Settlement or an Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

          The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

          Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Treasury Stock Purchase Unit

Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Treasury Stock Purchase Unit. A Treasury Stock Purchase Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Stock Purchase Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

          The Treasury Stock Purchase Unit Certificates are issuable only in registered form and only in denominations of a single Treasury Stock Purchase Unit and any integral multiple thereof. The transfer of any Treasury Stock Purchase Unit Certificate will be registered and Treasury Stock Purchase Unit Certificates may be exchanged as provided in the Purchase Contract Agreement. The Treasury Stock Purchase Unit Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute Senior Notes for Treasury Securities, thereby recreating Corporate Stock Purchase Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Stock Purchase Unit remains in effect, such Treasury Stock Purchase Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Stock Purchase Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Stock Purchase Unit may be transferred and exchanged only as a Treasury Stock Purchase Unit.

          A Holder of Treasury Stock Purchase Units may recreate Corporate Stock Purchase Units by delivering to the Collateral Agent Senior Notes with a principal amount equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, the Holder's Security shall be referred to as a "Corporate Stock Purchase Unit." Such Collateral Substitution may cause the equivalent aggregate principal amount of this Certificate to be increased or decreased; provided, however, this Treasury Stock Purchase Unit Certificate shall not represent more than ________ Treasury Stock Purchase Units, or if in the form of a Global Certificate, such other maximum amount as shall at the time be prescribed by the applicable Clearing Agency. All such adjustments to the equivalent aggregate principal amount of this Treasury Stock Purchase Unit Certificate shall be duly recorded by placing an appropriate notation on the Schedule attached hereto.

          A Holder of Corporate Stock Purchase Units may recreate Treasury Stock Purchase Units by delivering to the Collateral Agent Treasury Securities in an aggregate principal amount at maturity equal to the aggregate principal amount of the Pledged Senior Notes in exchange for the release of such Pledged Senior Notes in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of a Treasury Stock Purchase Units may be effected only in multiples of ___ Corporate Stock Purchase Units for ____ Treasury Stock Purchase Units.

          The Company shall pay, on each Payment Date, the Contract Adjustment Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Stock

Purchase Unit Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Contract Adjustment Payments will be payable at the office of the Purchase Contract Agent in The City of New York or, at the option of the Company, by check mailed to the address of the Person entitled thereto at such address as it appears on the Treasury Stock Purchase Unit Register.

          The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay Contract Adjustment Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Treasury Stock Purchase Unit Register. Upon the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury Stock Purchase Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Stock Purchase Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

          Subject to and upon compliance with the provisions of the Purchase Contract Agreement, at the option of the Holder thereof, Purchase Contracts underlying Securities may be settled early ("Early Settlement") as provided in the Purchase Contract Agreement. In order to exercise the right to effect Early Settlement with respect to any Purchase Contracts evidenced by this Treasury Stock Purchase Unit the Holder of this Treasury Stock Purchase Unit Certificate shall deliver this Treasury Stock Purchase Unit Certificate to the Purchase Contract Agent at the Corporate Trust Office duly endorsed for transfer to the Company or in blank with the form of Election to Settle Early set forth below duly completed and accompanied by payment in the form of immediately available funds payable to the order of the Company in an amount (the "Early Settlement Amount") equal to:

          (1) the product of (A) $____ times (B) the number of Purchase Contracts with respect to which the Holder has elected to effect Early Settlement, plus

          (2) if such delivery is made with respect to any Purchase Contracts during the period from the close of business on any Record Date for any Payment Date to the opening of business on such Payment Date, an amount equal to the Contract Adjustment Payments payable on such Payment Date with respect to such Purchase Contracts.

Upon Early Settlement of Purchase Contracts by a Holder of the related Securities, the Pledged Treasury Securities underlying such Securities shall be released from the Pledge as provided in the Pledge Agreement and the Holder shall be entitled to receive a number of shares of Common Stock on account of each Purchase Contract forming part of a Treasury Stock Purchase Unit as to which Early Settlement is effected equal to ________ shares of Common Stock per Purchase Contract (the "Early Settlement Rate"). The Early Settlement Rate shall be adjusted in the same manner and at the same time as the Settlement Rate is adjusted as provided in the Purchase Contract Agreement.

          Upon registration of transfer of this Treasury Stock Purchase Unit Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Stock Purchase Unit Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

          The Holder of this Treasury Stock Purchase Unit Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Stock Purchase Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Stock Purchase Unit Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect of the aggregate principal amount of the Pledged Treasury Securities at maturity shall be paid on the Purchase Contract Settlement Date by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

          Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

          The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

          The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Stock Purchase Unit Certificate is registered as the owner of the Treasury Stock Purchase Units evidenced hereby for the purpose of receiving payments of Contract Adjustment Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

          The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock. Upon settlement of the Purchase Contracts, the Holder will be entitled to all of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote and receive dividends and other payments and to consent and receive notice as a shareholder in respect of the meetings of shareholders and for the election of directors of the Company and for all other matters, and all other rights whatsoever as a shareholder of the Company.

          A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -                as tenants in common

UNIF GIFT MIN ACT -      ---------------Custodian---------------

                         (cust)                      (minor)

                         Under Uniform Gifts to Minors Act of _______

                         _____________________________________

TEN ENT -                as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

                                     _________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
(Please insert Social Security or Taxpayer I.D. or other Identifying Number of
                                   Assignee)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
 (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Treasury Stock Purchase Unit Certificates and all rights thereunder, hereby irrevocably constituting and appointing _________________________________
____________________________
attorney to transfer said Treasury Stock Purchase Unit Certificates on the books of Dominion Resources, Inc. with full power of substitution in the premises.

Dated: ______________         ______________________________________________
                              Signature

                              NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Treasury Stock Purchase Unit Certificates in every particular, without alteration or enlargement or any change whatsoever.

Signature Guarantee: ___________________________________

                            SETTLEMENT INSTRUCTIONS

          The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Stock Purchase Units evidenced by this Treasury Stock Purchase Unit Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ___________________                        _____________________________________
                                                  Signature
                                                  Signature Guarantee: _________________
                                                  (if assigned to another person)

If shares are to be registered in the name of     REGISTERED HOLDER
and delivered to a Person other than the
Holder, please (i) print such Person's name
and address and (ii) provide a guarantee of
your signature:

                                                  Please print name and address of Registered
                                                  Holder:

_____________________________________             _____________________________________
                Name                                              Name
_____________________________________             _____________________________________
               Address                                           Address
_____________________________________             _____________________________________
_____________________________________             _____________________________________
_____________________________________             _____________________________________

Social Security or other
Taxpayer Identification                           _____________________________________
Number, if any

                           ELECTION TO SETTLE EARLY

          The undersigned Holder of this Treasury Stock Purchase Unit Certificate irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Stock Purchase Units evidenced by this Treasury Stock Purchase Unit Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Treasury Stock Purchase Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Stock Purchase Unit Certificate representing any Treasury Stock Purchase Unit evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated: ___________________________           ________________________________
                                                        Signature


Signature Guarantee: _____________________________________

          Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Treasury Stock       REGISTERED HOLDER
Purchase Unit Certificates are to be registered
in the name of and delivered to, and Pledged
Treasury Securities are to be transferred to, a
Person other than the Holder, please print such
Person's name and address:
                                                  Please print name and address of Registered
                                                  Holder:

_____________________________________             _____________________________________
                Name                                              Name

_____________________________________             _____________________________________
               Address                                           Address
_____________________________________             _____________________________________
_____________________________________             _____________________________________
_____________________________________             _____________________________________

Social Security or other
Taxpayer Identification                           _____________________________________
Number, if any


Transfer Instructions for Pledged Treasury Securities Transferable Upon Early Settlement or a Termination Event:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                    [TO BE ATTACHED TO GLOBAL CERTIFICATES]

           SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

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                                                                                 Number of Treasury
                          Amount of decrease in     Amount of increase in       Stock Purchase Units
                           Number of Treasury        Number of Treasury          evidenced by this      Signature of authorized
                          Stock Purchase Units      Stock Purchase Units         Global Certificate       officer of Purchase
                            evidenced by the          evidenced by the             following such          Contract Agent or
         Date              Global Certificate        Global Certificate         decrease or increase     Securities Custodian
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                                                                       EXHIBIT C

                    INSTRUCTION TO PURCHASE CONTRACT AGENT

______________________________, as Purchase Contract Agent
[Address]
Attention: __________________________

          Re: _______ [Corporate Stock Purchase Units] [Treasury Stock Purchase Units] of Dominion Resources, Inc. (the "Company")

          The undersigned Holder hereby notifies you that it has Transferred to ______________________________, as Securities Intermediary, for credit to the Collateral Account, $______ aggregate principal amount of [Senior Notes] [Treasury Securities] in exchange for the [Pledged Senior Notes] [Pledged Treasury Securities] held in the Collateral Account, in accordance with the Pledge Agreement, dated as of __________, 20____ (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein), between you, the Company, the Collateral Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [Pledged Senior Notes] [Pledged Treasury Securities] related to the above-captioned [Corporate Stock Purchase Units] [Treasury Stock Purchase Units].


Date: _______________________                __________________________________
                                                         Signature

                                             Signature Guarantee:______________

Please print name and address of Registered Holder:

____________________________________         __________________________________
Name                                         Social Security or other Taxpayer
                                             Identification Number, if any
Address

____________________________________

____________________________________

____________________________________

                                                                       EXHIBIT D

                      NOTICE FROM PURCHASE CONTRACT AGENT
                                  TO HOLDERS
        (Transfer of Collateral upon Occurrence of a Termination Event)

[HOLDER]

_______________________
_______________________
Attention:
Telecopy: __________

          Re: _______ [Corporate Stock Purchase Units] [Treasury Stock Purchase Units] of Dominion Resources, Inc. (the "Company")

          Please refer to the Purchase Contract Agreement, dated as of _________, 20___ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), among the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Corporate Stock Purchase Units and Treasury Stock Purchase Units from time to time.

          We hereby notify you that a Termination Event has occurred and that [the Senior Notes][the Treasury Securities] underlying your ownership interest in _____ [Corporate Stock Purchase Units][Treasury Stock Purchase Units] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [Senior Notes][Treasury Securities] (the "Released Securities").

          Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [Corporate Stock Purchase Units][Treasury Stock Purchase Units] effected through book-entry transfer or by delivery to us of your [Corporate Stock Purchase Unit Certificate][Treasury Stock Purchase Unit Certificate], we shall transfer the Released Securities by book-entry transfer, or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any interest thereon, shall be held in our name or in the name of our nominee in trust for your benefit, until the earlier of such time as (A) such [Corporate Stock Purchase Units][Treasury Stock Purchase Units] are transferred or your [Corporate Stock Purchase Unit Certificate][Treasury Stock Purchase Unit Certificate] is surrendered or satisfactory evidence is provided that your [Corporate Stock Purchase Unit Certificate][Treasury Stock Purchase Unit Certificate] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require and (B) the expiration of the time period specified in the abandoned property laws of the relevant State.

Date: ______________               By:  ______________________________,
                                   as Purchase Contract Agent

                                        ____________________________________
                                        Name:

                                        Title:

                                                                       EXHIBIT E

                           NOTICE TO SETTLE BY CASH


______________________________, as Purchase Contract Agent
[Address]
Attention: ____________________________

          Re: _______ [Corporate Stock Purchase Units] [Treasury Stock Purchase Units] of Dominion Resources, Inc. (the "Company")

          The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.4 of the Purchase Contract Agreement, dated as of __________, 20___ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, prior to 11:00 a.m. (New York City time) on the [fifth Business Day][Business Day] immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contract on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holder's election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [Corporate Stock Purchase Units] [Treasury Stock Purchase Units] and to release the related [Senior Notes] [Treasury Securities] to such Holder upon such Cash Settlement.

Date: _______________________                ___________________________________
                                                           Signature

                                             Signature Guarantee:_______________

Please print name and address of Registered Holder:

____________________________________    __________________________________
Name                                    Social Security or other Taxpayer
                                        Identification Number, if any
Address

____________________________________

____________________________________

____________________________________

                                                                       EXHIBIT F

                      NOTICE FROM PURCHASE CONTRACT AGENT
                   TO COLLATERAL AGENT AND INDENTURE TRUSTEE
             (Settlement of Purchase Contract through Remarketing)


______________________________
[Address]
Attention: __________________
Telecopy:  __________________

The Chase Manhattan Bank, as Indenture Trustee
[Address]
Attention: __________________
Telecopy: : _________________


          Re: Corporate Stock Purchase Units of Dominion Resources, Inc. (the "Company")

          Please refer to the Purchase Contract Agreement, dated as of _________, 20___ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Stock Purchase Units from time to time.

          In accordance with Section 5.4 of the Purchase Contract Agreement and, based on instructions received from Holders of Corporate Stock Purchase Units prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding the Purchase Contract Settlement Date and notice from the Securities Intermediary regarding Cash Settlements received prior to 11:00 a.m. (new York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, we hereby notify you that $_____ in aggregate principal amount of Senior Notes is to be tendered for purchase in the Remarketing.

Date: ______________            By:  ______________________________, as Purchase
                                Contract      Agent

                                     __________________________________
                                     Name:
                                     Title:

                                                                       EXHIBIT G


                    NOTICE FROM HOLDER TO INDENTURE TRUSTEE
       (Election to Tender for Purchase Senior Notes in the Remarketing)

The Chase Manhattan Bank, as Indenture Trustee
[Address]
Attention: ____________________
Telecopy: _____________________

               Re: $______ in aggregate principal amount of ____ Series __ ____% Senior Notes due _________, 200___ of Dominion Resources, Inc., a Virginia corporation (the "Company")


          The undersigned Holder hereby irrevocably notifies you in accordance with [Section 5.4(d)(iv)] [Section 5.9(f)] of the Purchase Contract Agreement, dated as of __________, 20____ (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and ___________________, as Purchase Contract Agent, that it is a Holder of [____ Treasury Stock Purchase Units that continues to hold the Senior Notes that were originally part of the ____ Corporate Stock Purchase Units before they were converted into Treasury Stock Purchase Units] [____ Corporate Stock Purchase Units that effected Early Settlement but continues to hold the Senior Notes originally part of the ____ Corporate Stock Purchase Units] [____ Treasury Stock Purchase Units that effected Early Settlement but continues to hold the Senior Notes originally part of the ____ Corporate Stock Purchase Units that were converted into the ____ Treasury Stock Purchase Units] and it is electing to tender for purchase in the Remarketing $_____ in aggregate principal amount of Senior Notes.


Date: ____________________              ____________________________________
                                                     Signature

                                        Signature
                                        Guarantee:__________________________

Please print name and address of Registered Holder:
_______________________________         ____________________________________
Name                                    Social Security or other Taxpayer
                                        Identification Number, if any
Address

_______________________________

_______________________________

_______________________________

                                      G-2